Exhibit 10.1

Execution Version

ECLIPSE RESOURCES I, LP

AND EACH OF THE SUBSIDIARY GUARANTORS PARTY HERETO

12.0% Senior Unsecured PIK Notes due 2018

INDENTURE

Dated as of June 26, 2013

Deutsche Bank Trust Company Americas,

as Trustee

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TABLE OF CONTENTS

(continued)

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INDENTURE, dated as of June 26, 2013, among ECLIPSE RESOURCES I, LP, a Delaware limited partnership (including any successors in accordance with this Indenture, the “Company”), each Subsidiary Guarantor (as hereinafter defined) from time to time party hereto, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”).

For and in consideration of the premises and purchase of the 12.0% Senior Unsecured PIK Notes due 2018 (the “Securities”) issued under this Indenture, each party hereto agrees as follows for the benefit of the other parties hereto and for the equal and ratable benefit of the Holders):

Article 1

Definitions and Incorporation by Reference

SECTION 1.01 Definitions.

“144A Global Security” means a Restricted Global Security that will be issued in a denomination equal to the outstanding principal amount of the Securities sold in reliance on Rule 144A.

“Acquired Debt” means, with respect to any specified Person:

(1) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person other than Indebtedness incurred in connection with or in contemplation of such other Person merging with or into, or becoming a Restricted Subsidiary of, such specified Person; provided, however, that Indebtedness of such acquired Person which is redeemed, defeased, retired or otherwise repaid at the time of or in connection with the consummation of the transactions by which such Person merges with or consolidates or amalgamates with or into or becomes a Subsidiary of such Person shall not be Acquired Debt; and

(2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

“Acquirer” means any Person who triggers a Change of Control pursuant to either clause 3(a)(ii) or clause 3(b) of the definition of Change of Control.

“Acquirer Credit Rating” means the corporate credit rating of the applicable Acquirer by the Rating Agency in effect on the day immediately prior to the consummation of the Change of Control.

“Additional Funding Payment” means an amount equal to the product of (1) (a) $100,000,000 minus (b) the aggregate principal amount of Additional Securities issued after the Issue Date and (2) 13.0%; provided, however, that upon the occurrence of a Purchaser Shortfall, the amount in clause 1(a) shall be permanently reduced by the Purchaser Aggregate Shortfall Amount in respect of all Purchaser Shortfalls.

“Additional Securities” means Securities, in an aggregate principal amount not to exceed $100,000,000, to be issued under this Indenture after the Issue Date as contemplated by Section 9.13 of the Note Purchase Agreement and in compliance with Sections 2.13 and 4.05, it being understood that any Securities issued in replacement of any Security issued on the Issue Date shall not be an Additional Security.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Agent” means, collectively, the Trustee, Registrar, Paying Agent and authenticating agent (if any).

“Applicable Premium” means, with respect to any Security on any redemption date, the greater of:

(1) 106.0%; or

(2) (A) the present value at such redemption date of (i) the redemption price of the Security on the first day following the end of the Non-Call Period (such redemption price being set forth in the table appearing in Section 5 of the Securities exclusive of any accrued interest) plus (ii) all required interest payments due on the Security through the first day following the end of the Non-Call Period (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), divided by

(B) the principal amount of the Security on such redemption date.

For purposes of calculating the Applicable Premium for purposes of paragraph 5 of the Securities, interest will be calculated at the Cash Interest Rate.

“Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Security, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

“Asset Sale” means:

(1) the sale, lease (other than operating leases and oil and gas leases entered into in the ordinary course of business), conveyance or other disposition of any assets or rights by the Company or any Restricted Subsidiaries; and

(2) the issuance of Equity Interests by any Restricted Subsidiaries or the sale by the Company or any Restricted Subsidiaries of Equity Interests in any of the Company’s Subsidiaries (other than (a) directors’ qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Restricted Subsidiary and (b) the issuance of Disqualified Stock and Preferred Stock permitted to be issued pursuant to Section 4.05 hereof).

Notwithstanding the preceding, none of the following items will be deemed to be an Asset Sale:

(1) any single transaction or series of related transactions that involves assets having a Fair Market Value in an amount not to exceed $30.0 million in any twelve month period;

(2) a transfer of assets between or among the Company and the Restricted Subsidiaries;

(3) an issuance or sale of Equity Interests by a Restricted Subsidiary to the Company or to any other Restricted Subsidiary;

(4) the sale, lease, conveyance or other disposition of (a) products, inventory, equipment, services, accounts receivable or personal property in the ordinary course of business or customary in the Oil and Gas Business, (b) damaged, worn-out, unserviceable, obsolete or excess assets and (c) other assets that are, in the reasonable judgment of the Company, not necessary or useful in the conduct of the business of the Company and the Restricted Subsidiaries taken as whole);

(5) licenses and sublicenses by the Company or any Restricted Subsidiary of software or intellectual property in the ordinary course of business or customary in the Oil and Gas Business;

(6) any surrender or waiver of contract rights or settlement, release, recovery on or surrender of contract, tort or other claims of any kind;

(7) the creation or perfection of a Lien required by Section 4.10(a) (but not, except as contemplated in clause (8) below, the sale or other disposition of the properties or assets subject to such Lien);

(8) the creation or perfection of Liens not prohibited by Section 4.10 and the exercise by any Person in whose favor a Permitted Lien is granted of any of such Person’s rights in respect of such Permitted Lien;

(9) the sale or other disposition of cash or Cash Equivalents, Hedging Obligations permitted to be incurred pursuant to Section 4.05 or other financial instruments;

(10) a Restricted Payment that does not violate the covenant described under Section 4.04 (or a disposition that would constitute a Restricted Payment but for the exclusion from the definition thereof) or a Permitted Investment;

(11) sale or transfer of Hydrocarbons or other mineral products in the ordinary course of business;

(12) an Asset Swap;

(13) expiration or lapse of exploration tenement licenses and sublicenses of the Company or any of its Subsidiaries in the ordinary course of business;

(14) the dilution or forfeiture of working interests of the Company or any of its Subsidiaries pursuant to the operating agreements or other instruments or agreements in the ordinary course of business;

(15) abandonment, farm-outs, leases or subleases of undeveloped Oil and Gas Properties, deemed transfers of working interests under any joint operating agreement as the result of electing (or being deemed to have elected) not to participate in the drilling operations for a new well and assignments and under pooling or unitization agreements or other similar contracts in the ordinary course of business or customary in the Oil and Gas Business; and

(16) the sale or other disposition to Antero Resources Appalachian Corporation of any Oil & Gas Interest (as defined in the Participation and Exploration Agreement referred to below) or other assets or property pursuant to that certain Participation and Exploration Agreement, effective as of February 11, 2012, by and between the Company and Antero Resources Appalachian Corporation.

“Asset Swap” means any substantially contemporaneous (and in any event occurring within 180 days of each other) purchase and sale or other trade or exchange of any assets (including leases and subleases) or properties used or useful in the Oil and Gas Business between the Company or any Restricted Subsidiary and one or more other Persons; provided that the Fair Market Value of the properties or assets traded or exchanged by the Company or such Restricted Subsidiary (together with any cash and Cash Equivalents) is reasonably equivalent or less than the Fair Market Value of the properties or assets (together with any cash) to be received by the Company or such Restricted Subsidiary; provided, further, that any net cash received must be applied in accordance with Section 4.07.

“Attributable Debt” in respect of a sale and leaseback transaction means, at the time of determination, the present value of the obligation of the lessee for net rental payments (other than amounts required to be paid on account of property taxes, maintenance, repairs, insurance, assessments, water rates and other items which do not constitute payments for property rights) during the remaining term of the lease included in such sale and leaseback transaction including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP; provided, however, that if such sale and leaseback transaction results in a Capital Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of “Capital Lease Obligation.”

“Bankruptcy Law” means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board of Directors” means:

(1) with respect to the Company, the board of managers of the Company;

(2) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board;

(3) with respect to a partnership (other than the Company), the Board of Directors of the general partner of the partnership;

(4) with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof;

(5) with respect to any other Person, the board or committee of such Person serving a similar function; and

(6) with respect to any of the foregoing, any similarly designated body or committee thereof duly authorized to act on behalf thereof.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York, are authorized or required by law to close.

“Capital Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet prepared in accordance with GAAP, and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty.

“Capital Stock” means:

(1) in the case of a corporation, corporate stock;

(2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and

(4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

“Cash Equivalents” means

(1) United States dollars;

(2) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality of the United States government (provided, that the full faith and credit of the United States is pledged in support of those securities) having maturities of not more than one year from the date of acquisition;

(3) general obligations issued or fully guaranteed by any state or commonwealth of the United States of America or any political subdivision or public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition thereof, having one of the two highest ratings obtainable from Moody’s or S&P;

(4) certificates of deposit, demand deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case, with any U.S. commercial bank having capital and surplus in excess of $500.0 million and a Thomson Bank Watch Rating of “B” or better;

(5) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (2), (3) and (4) above entered into with any financial institution meeting the qualifications specified in clause (4) above;

(6) commercial paper having one of the two highest ratings obtainable from Moody’s or S&P and, in each case, maturing within one year after the date of acquisition; and

(7) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (1) through (6) of this definition.

“Cash Interest” has the meaning assigned to that term in paragraph 1 of Exhibit A to this Indenture.

“Cash Interest Rate” means 12.0% per annum.

“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or greater than 50% of the properties or assets of the Company and its Restricted Subsidiaries taken as a whole (determined by reference to fair market value of such properties and assets as determined by an independent third party of national standing qualified to provide such valuation and designated by the Company, rather than by reference solely to acreage) to any Person (including any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)); or

(2) the adoption of a plan relating to the liquidation or dissolution of the Company, other than in connection with a transaction permitted by Section 5.01, or the removal of the General Partner by the limited partners of the Company; or

(3) the consummation of any transaction (including, without limitation, any merger or consolidation), the result of which is that (a) at any time prior to the consummation of a Qualified IPO, (i) EnCap or any of its Affiliates (excluding any portfolio company of EnCap) cease to own more than 60% of its Initial Equity Interests or (ii) EnCap or any of its Affiliates (excluding any portfolio company of EnCap) cease to control (as that term is defined in the definition of “Affiliate”) the General Partner or (b) at any time after the consummation of a Qualified IPO, any Person (including any “person” (as defined above) other than EnCap and its Affiliates (but including any portfolio company of EnCap) becomes the Beneficial Owner, directly or indirectly, of more than 35% of the Voting Stock of the Public Company (as defined in the definition of “Qualified IPO”) measured by voting power rather than number of shares.

Notwithstanding the preceding, (a) any merger or consolidation of the Company or any Subsidiary with or into an Affiliate solely for the purpose of reorganizing the Company or such Subsidiary in another jurisdiction or (b) a conversion of the Company or any Restricted Subsidiary from a limited partnership, corporation, limited liability company or other form of entity to a limited liability company, corporation, limited partnership or other form of entity or an exchange of all of the outstanding Equity Interests in one form of entity for Equity Interests in another form of entity shall, in each case, not constitute a Change of Control, so long as following such merger, consolidation, conversion or exchange the “persons” (as that term is used in Section 13(d)(3) of the Exchange Act) who Beneficially Owned the Capital Stock of the Company immediately prior to such transactions continue to Beneficially Own in the aggregate more than 35% of the Voting Stock of such entity, or continue to Beneficially Own sufficient Equity Interests in such entity to elect a majority of its directors, managers, trustees or other persons serving in a similar capacity for such entity or its general partner, as applicable, and, in either case no other “person” Beneficially Owns more than 35% of the Voting Stock of such entity or its general partner, as applicable.

“Clearstream” means Clearstream Banking, S.A.

“Confidential Information” has the meaning set forth in Section 12.16.

“continuing” means, with respect to any Default or Event of Default, that such Default or Event of Default has not been cured or waived.

“Corporate Trust Office” means the office of the Trustee in the United States at which at any time its corporate trust business shall be administered, which office at the date of this Indenture is located at 60 Wall Street, Trust and Agency Services, 27th Floor, New York, New York 10005, or such other address in the United States as the Trustee may designate from time to time by notice to the Holders and the Company pursuant to Section 12.01, or the principal corporate trust office in the United States of any successor Trustee (or such other address in the United States as a successor Trustee may designate from time to time by notice to the Holders and the Company pursuant to Section 12.01).

“Credit Facilities” means one or more asset-based revolving debt facilities, in each case, with banks or other institutional lenders providing for revolving credit loans, in each case, as amended, restated, modified, renewed, refunded, replaced in any manner (whether upon or after termination or otherwise) or refinanced in whole or in part from time to time.

“Custodian” means the Trustee, as custodian with respect to the Global Securities, or any successor entity thereto.

“Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

“Definitive Security” means a certificated Security registered in the name of the Holder thereof and issued in accordance with Section 2.06 hereof, substantially in the form of Exhibit A hereto except that such Security shall not bear the Global Security Legend and shall not have the “Schedule of Exchanges of Interests in the Global Security” attached thereto.

“Depositary” means, with respect to the Securities issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depositary with respect to the Securities, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

“Disqualified Stock” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case, at the option of the holder of the Capital Stock), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable (other than redeemable only for Capital Stock which is not itself Disqualified Stock) at the option of the holder of the Capital Stock, in whole or in part, on or prior to the date that is 91 days after the date on which the Securities mature. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders of the Capital Stock have the right to require the Company to repurchase or redeem such Capital Stock upon the occurrence of a Change of Control, an Asset Sale or a Majority Asset Sale will not constitute Disqualified Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 4.04. The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this Indenture will be the maximum amount that the Company and the Restricted Subsidiaries may become obligated to pay upon the maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock, exclusive of accrued dividends.

“Domestic Subsidiary” means any Restricted Subsidiary (1) that was formed under the laws of the United States or any state of the United States or the District of Columbia or (2) that guarantees or otherwise provides direct credit support for any Indebtedness of the Company or any Subsidiary Guarantor.

“DTC” means The Depository Trust Company, its nominees, successors and assigns.

“Early Payment” means an amount equal to the product of (1) the aggregate undrawn commitments with respect to the purchase of Additional Securities of each Purchaser (as defined in the Note Purchase Agreement) that accepts a Change of Control Offer or Majority Sale Offer in accordance with the terms set forth in this Indenture, in each case, prior to the twelve month anniversary of the Issue Date, after giving effect to any pro rata reductions of such commitments under the Note Purchase Agreement as a result of such Purchaser’s acceptance thereof and (2) 13.0%.

“EnCap” means EnCap Energy Capital Fund VIII, L.P., EnCap Energy Capital Fund VIII Co-Investors, L.P., EnCap Energy Capital Fund IX, L.P., and their respective controlling owner, EnCap Investments, L.P.

“Equity Interests” of any Person means (1) any and all Capital Stock of such Person and (2) all rights to purchase, warrants or options (whether or not currently exercisable), participations or other equivalents of or interests in (however designated) such Capital Stock of such Person, but excluding from all of the foregoing any debt securities convertible into, or exchangeable for, Equity Interests, regardless of whether such debt securities include any right of participation with Equity Interests.

“Euroclear” means Euroclear Bank, S.A./N.V., as operator of the Euroclear system.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Offer” has the meaning set forth in the Registration Rights Agreement.

“Exchange Offer Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Exchange Securities” means the Securities, if any, issued in an Exchange Offer pursuant to Section 2.06(f) hereof.

“Existing Indebtedness” means all Indebtedness of the Company and its Subsidiaries in existence on the date of this Indenture, until such amounts are repaid.

“Fair Market Value” means the value that would be paid by a willing buyer to an unaffiliated willing seller in a transaction not involving distress or necessity of either party, determined in good faith by management of the Company in the case of amounts less than $10.0 million and by the Board of Directors of the Company in the case of amounts in excess thereof.

“Final Funding Date” means the date on which the Company has issued hereunder an aggregate principal amount of $100,000,000 of Additional Securities; provided, however, that upon the occurrence of a Purchaser Shortfall, the Final Funding Date shall be deemed to occur on the date on which the Company has issued Additional Securities in an aggregate principal amount equal to $100,000,000 minus the Purchaser Aggregate Shortfall Amount in respect of all Purchaser Shortfalls.

“GAAP” means generally accepted accounting principles in the United States of America, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board Accounting Standards Codification or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of this Indenture.

“General Partner” means Eclipse GP, LLC.

“Global Security Legend” means the legend set forth in Section 2.06(g)(2) hereof.

“Global Securities” means, individually and collectively, each of the Restricted Global Securities and the Unrestricted Global Securities deposited with or on behalf of and registered in the name of the Depositary or its nominee, substantially in the form of Exhibit A hereto and that bears the Global Security Legend and that has the “Schedule of Exchanges of Interests in the Global Security” attached thereto, issued in accordance with Section 2.01, 2.06(b)(3), 2.06(b)(4), 2.06(d)(2) or 2.06(f) hereof.

“Guarantee” means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise). When used as a verb, “Guarantee” has a correlative meaning.

“Government Securities” means securities that are:

(1) direct obligations of the United States for the timely payment of which its full faith and credit is pledged, or

(2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuers thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such Government Securities or a specific payment of principal of or interest on any such Government Securities held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Securities or the specific payment of principal of or interest on the Government Securities evidenced by such depository receipt.

“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under any (a) Interest Rate Agreement, (b) Oil and Gas Hedging Contract and (c) other agreements or arrangements (including forward sales) designed to protect such Person against fluctuations in currency exchange rates or commodity prices and, in each case, not entered into for speculative purposes.

“Holder”, “holder” or “Securityholder” means a Person in whose name a Security is registered on the Registrar’s books.

“Hydrocarbons” means oil, natural gas, casing head gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all constituents, elements or compounds thereof and products refined or processed therefrom.

“IAI Global Security” means a Restricted Global Security that will be issued in a denomination equal to the outstanding principal amount of the Securities sold to Institutional Accredited Investors.

“Immaterial Subsidiary” means any Restricted Subsidiary that has (1) assets having an aggregate book value, as of the end of the fiscal year most recently ended (or if such Subsidiary was acquired or created subsequent to the end of such fiscal year, as of the later of such date of acquisition or creation), not exceeding $100,000 and (2) net income not exceeding $100,000 for such fiscal year; provided that a Restricted Subsidiary will not be considered an Immaterial Subsidiary if it guarantees any Indebtedness of the Company or a Subsidiary Guarantor.

“Indebtedness” means, with respect to any specified Person (without duplication), any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent:

(1) in respect of borrowed money;

(2) evidenced by bonds, notes (including the Securities), debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

(3) in respect of bankers’ acceptances;

(4) representing Capital Lease Obligations or Attributable Debt in respect of sale and leaseback transactions;

(5) representing the balance deferred and unpaid of the purchase price of any property or services due more than six months after such property is acquired or such services are completed; or

(6) representing any Hedging Obligations,

if and to the extent any of the preceding items (other than letters of credit and Attributable Debt) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term “Indebtedness” includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person but excluding indebtedness secured by any Lien described in clause (14) of the definition of “Permitted Liens”) and, to the extent not otherwise included, the Guarantee by the specified Person of any Indebtedness of any other Person.

In addition, “Indebtedness” of any Person shall include Indebtedness described in the preceding paragraph that would not appear as a liability on the balance sheet of such Person if:

(1) such Indebtedness is the obligation of a partnership or joint venture that is not a Subsidiary (a “Joint Venture”);

(2) such Person or a Restricted Subsidiary of such Person is a general partner of the Joint Venture (a “Joint Venture General Partner”); and

(3) there is recourse, by contract or operation of law, with respect to the payment of such Indebtedness to property or assets of such Person or a Subsidiary of such Person;

and then such Indebtedness shall be included in an amount not to exceed:

(A) the lesser of (i) the net assets of the Joint Venture General Partner and (ii) the amount of such obligations to the extent that there is recourse, by contract or operation of law, to the property or assets of such Person or a Subsidiary of such Person; or

(B) if less than the amount determined pursuant to the immediately preceding clause (A) the actual amount of such Indebtedness that is recourse to such Person or a Restricted Subsidiary of such Person, if the Indebtedness is evidenced by a writing and is for a determinable amount.

Notwithstanding the foregoing, “Indebtedness” shall not include (i) accrued expenses and royalties arising in the ordinary course of business, (ii) obligations to satisfy customer prepayment arrangements arising in the ordinary course of business, (iii) asset retirement obligations, (iv) obligations in respect of environmental reclamation or site rehabilitation, (v) obligations under farm-in and farm-out agreements or operating agreements, (vi) workers’ compensation obligations (including superannuation, pensions and retiree medical care) that are not delinquent by more than 90 days and (vii) any indebtedness which has been defeased in accordance with GAAP or defeased pursuant to the deposit of cash or Cash Equivalents (in an amount sufficient to satisfy all such indebtedness obligations at maturity or redemption, as applicable, and all payments of interest and premium, if any) in a trust or account created or pledged for the sole benefit of the holders of such indebtedness, and subject to the applicable terms of the instrument governing such indebtedness.

“Indenture” means this Indenture as amended or supplemented from time to time.

“Indirect Participant” means a Person who holds a beneficial interest in a Global Security through a Participant.

“Initial Equity Interests” means the Equity Interests of the Company received as a result of the initial contribution by EnCap to the Company of $717.0 million.

“Initial Securities” means the Securities issued on the Issue Date in an aggregate principal amount equal to $300,000,000.

“Institutional Accredited Investor” means an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who are not also QIBs.

“Interest Payment Date” has the meaning assigned to that term in Exhibit A to this Indenture.

“Interest Rate Agreement” means any interest rate swap agreement (whether from fixed to floating or from floating to fixed), interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect the Company or any Restricted Subsidiary against fluctuations in interest rates and, in each case, is not for speculative purposes.

“Investments” means, with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates) in the forms of loans (including Guarantees or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Company or any Restricted Subsidiary sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary, the Person disposing of such Equity Interests will be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of the Company’s and all Restricted Subsidiaries’ Investments in such Subsidiary that were not sold or disposed of in an amount determined as provided in Section 4.04. The acquisition by the Company or any Restricted Subsidiary of a Person that holds an Investment in a third Person will be deemed to be an Investment by the Company or such Restricted Subsidiary in such third Person in an amount equal to the Fair Market Value of the Investments held by the acquired Person in such third Person in an amount determined as provided in Section 4.04(c). Except as otherwise provided in this Indenture, the amount of an Investment will be determined at the time the Investment is made and without giving effect to subsequent changes in value.

“Issue Date” means the date on which the Initial Securities are issued under this Indenture.

“Joint Venture” has the meaning assigned to that term in the definition of “Indebtedness.”

“Joint Venture General Partner” has the meaning assigned to that term in the definition of “Indebtedness.”

“Letter of Transmittal” means the letter of transmittal to be prepared by the Company and sent to all Holders of the Securities for use by such Holders in connection with the Exchange Offer.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in such asset, other than a precautionary financing statement respecting a lease not intended as a security agreement.

“Majority Asset Sale” means the occurrence of any transaction described in clause (1) of the definition of “Change of Control.”

“Majority Asset Sale Premium” means (i) during the Non-Call Period, the Applicable Premium, (ii) during the first two years following the end of the Non-Call Period, the applicable redemption price set forth in paragraph 5 of the Securities and (iii) thereafter, 100%.

“Moody’s” means Moody’s Investors Service, Inc., and any successor to the ratings business thereof.

“Net Proceeds” means the aggregate cash proceeds and Cash Equivalents received by the Company or any Restricted Subsidiary in respect of any Asset Sale (including, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of (a) payments to holders of minority interests in any assets sold, (b) direct costs relating to such Asset Sale and any sale of such non-cash consideration, including, without limitation, legal, accounting and investment banking fees, title and recording expenses and sales commissions, and any relocation and severance expenses and charges of personnel incurred as a result of such Asset Sale, (c) taxes paid or payable as a result of such Asset Sale, in each case, after taking into account any available tax credits or deductions and any tax sharing arrangements, and (d) amounts required (i) to be applied to the repayment of Indebtedness, other than revolving credit Indebtedness incurred pursuant to Section 4.05(b)(1), secured by a Lien on the asset or assets that were the subject of such Asset Sale, (ii) in order to obtain a necessary consent to such Asset Sale or by applicable law or (iii) to be reserved for adjustment or indemnification obligations in respect of the sale price of such asset or assets established in accordance with GAAP.

“Non-Call Period” means the period from the date hereof until the date that is two (2) years following the Final Funding Date; provided that if a Majority Asset Sale or a Change of Control occurs prior to the Final Funding Date, the Non-Call Period for the purpose of calculating the Majority Asset Sale Offer or the Change of Control Offer shall end on the date that is the two year anniversary of the closing of such Majority Asset Sale or Change of Control; provided, further, that if, within the first twelve months following the Issue Date, the Final Funding Date does not occur, then the Non-Call Period shall end on the date that is the third year anniversary from the date hereof.

“Non-Recourse Debt” means Indebtedness:

(1) as to which neither the Company nor any Restricted Subsidiary (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness) or (b) is directly or indirectly liable as a guarantor or otherwise, in each case, except pursuant to a Lien of the type described in clause (14) of the definition of “Permitted Liens”; and

(2) as to which the lenders will not have any recourse to the Capital Stock or assets of the Company or any Restricted Subsidiary (other than the Equity Interests of an Unrestricted Subsidiary).

“Non-U.S. Person” means a Person who is not a U.S. Person.

“Note Guarantee” means the Guarantee by each Subsidiary Guarantor of the Company’s payment obligations under this Indenture and the Securities, as provided in this Indenture.

“Note Purchase Agreement” means the Note Purchase Agreement dated June 6, 2013 by and among the Company and the purchasers party thereto.

“Obligations” means, without duplication, any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable by the Company or any Restricted Subsidiary under the documentation governing any Indebtedness of the Company or any Restricted Subsidiary.

“Officer” means the Chief Executive Officer, the Chief Financial Officer, any Executive Vice President or Vice President, any Treasurer or any Secretary of the Company. “Officer” of any Subsidiary Guarantor has a correlative meaning.

“Officers’ Certificate” means a certificate signed on behalf of the Company by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company.

“Oil and Gas Business” means (i) the acquisition, exploration, development, production, operation and disposition of interests in oil, gas and other Hydrocarbon properties, (ii) the gathering, marketing, treating, processing (but not refining), storage, distribution, selling and transporting of any production from such interests or properties, including any hedging activities related thereto, (iii) any business relating to exploration for or development, production, treatment, processing (but not refining), storage, transportation or marketing of oil, gas and other minerals and products produced in association therewith and (iv) any activity that is ancillary to or necessary or appropriate for the activities described in clauses (i) through (iii) of this definition.

“Oil and Gas Hedging Contracts” means any puts, cap transactions, floor transactions, collar transactions, forward contract, commodity swap agreement, commodity option agreement or other similar agreement or arrangement in respect of Hydrocarbons to be used, produced, processed or sold by the Company or any Restricted Subsidiary that are customary in the Oil and Gas Business designed to protect such Person against fluctuation in Hydrocarbon prices and not for speculative purposes; provided that at all times the aggregate monthly production covered by all such contracts for any single month does not in the aggregate exceed 90% of the Company’s and its Restricted Subsidiaries’ Projected Production (at the time such Oil and Gas Hedging Contract is entered into) to be sold in the ordinary course of businesses for such month.

“Oil and Gas Properties” means all properties, including equity or other ownership interest therein, which contain or are believed to contain oil and gas reserves and all gathering, treating and transportation assets associated with such properties.

“Opinion of Counsel” means a written opinion from legal counsel who is reasonably acceptable to the Trustee that meets the requirements of Section 10.04. The counsel may be an employee of or counsel to the General Partner or the Company.

“pari passu” means the Securities and any other Indebtedness of the Company that ranks equally in right of payment to the Securities (without regard to whether any Indebtedness is secured or unsecured).

“Participant” means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

“Permitted Business Investments” means Investments made in the ordinary course of, and of a nature that is or shall have become customary in, the Oil and Gas Business through agreements, transactions, interests or arrangements which permit one to share risks or costs, comply with regulatory requirements regarding local ownership or satisfy other objectives customarily achieved through the conduct of the Oil and Gas Business jointly with third parties, including, without limitation, (i) direct or indirect ownership (through acquisitions or otherwise) of interests in oil, natural gas, other Hydrocarbon properties or any interest therein or gathering, transportation, processing, storage or related systems, (ii) Investments in the form of or pursuant to operating agreements, processing agreements, working interests, royalty interests, mineral leases, farm-in agreements, farm-out agreements, development agreements, production sharing agreements, area of mutual interest agreements, contracts for the sale, transportation or exchange of oil, natural gas and other Hydrocarbon properties, unitization agreements, pooling agreements, joint bidding agreements, service contracts, joint venture agreements, partnership agreements (whether general or limited), subscription agreements, stock purchase agreements and other similar or customary agreements, transactions, properties, interests, arrangements, expenditures and Investments in connection therewith or pursuant thereto with third parties and (iii) direct or indirect ownership interests in drilling rigs, fracturing units and other related equipment.

“Permitted Investments” means:

(1) any Investment in the Company or in any Restricted Subsidiary;

(2) any Investment in cash or Cash Equivalents;

(3) Investments by the Company or any Restricted Subsidiary in a Person, if as a result of such Investment:

(A) such Person becomes a Restricted Subsidiary; or

(B) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or any Restricted Subsidiary;

(4) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 4.07, including pursuant to an Asset Swap;

(5) any acquisition of assets or Capital Stock solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of the Company;

(6) any Investments received in compromise or resolution of, or upon satisfaction of judgments with respect to, (A) obligations of trade creditors or customers that were incurred in the ordinary course of business of the Company or any Restricted Subsidiary, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer; or (B) litigation, arbitration or other disputes;

(7) Investments represented by Hedging Obligations;

(8) loans or advances to employees made in the ordinary course of business of the Company or any Restricted Subsidiary in an aggregate principal amount not to exceed $2.0 million at any one time outstanding;

(9) repurchases of the Securities in accordance with the terms of this Indenture;

(10) any Guarantee of Indebtedness permitted to be incurred under Section 4.05 other than a Guarantee of Indebtedness of an Affiliate of the Company that is not a Restricted Subsidiary;

(11) any Guarantee of operating leases (other than Capital Lease Obligations) or other obligations that do not constitute Indebtedness, including obligations under oil and natural gas exploration, development, joint operating and related agreements and licenses or concessions related to the Oil and Gas Business, in each case, incurred in the ordinary course of business of the Company or any Restricted Subsidiary or customary in the Oil and Gas Business;

(12) any Guarantee of performance or other obligations (other than Indebtedness) arising in the ordinary course in the Oil and Gas Business, including obligations under oil and natural gas exploration, development, joint operating and related agreements and licenses or concessions related to the Oil and Gas Business;

(13) Investments in any Person to the extent such Investments consist of prepaid expenses, negotiable instruments held for collection and lease, utility and workers’ compensation, performance and other similar deposits made in the ordinary course of business by any Restricted Subsidiary;

(14) any Investment existing on, or made pursuant to binding commitments existing on, the date of this Indenture and any Investment consisting of an extension, modification, renewal, replacement, refinancing or refunding of any Investment existing on, or made pursuant to a binding commitment existing on, the date of this Indenture; provided that the amount of any such Investment may be increased (A) as required by the terms of such Investment as in existence on the date of this Indenture or (B) as otherwise permitted under this Indenture;

(15) Investments acquired after the date of this Indenture as a result of the acquisition by the Company or any Restricted Subsidiary of another Person, including by way of a merger, amalgamation or consolidation with or into the Company or any Restricted Subsidiary in a transaction that is not prohibited by Article 5 after the date of this Indenture to the extent that such Investments were not made in contemplation of such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation;

(16) Investments consisting of purchases and acquisitions of inventory, supplies, materials and equipment or purchases of contract rights or licenses or leases of intellectual property, in each case in the ordinary course of business;

(17) receivables owing to any Restricted Subsidiary created or acquired in the ordinary course of business;

(18) Permitted Business Investments; and

(19) Investments in Unrestricted Subsidiaries in an amount not to exceed $25.0 million since the date hereof.

“Permitted Liens” means:

(1) Liens on assets of the Company or any Subsidiary Guarantor securing Indebtedness and other Obligations under Credit Facilities that were permitted to be incurred pursuant to Section 4.05(b)(1) and/or securing Hedging Obligations related thereto and/or securing Obligations with regard to Treasury Management Arrangements;

(2) Liens in favor of the Company or the Subsidiary Guarantors;

(3) Liens on property of a Person existing at the time such Person becomes a Restricted Subsidiary or is merged with or into or consolidated with the Company or any Restricted Subsidiary; provided that such Liens were in existence prior to, and not in contemplation of, such Person becoming a Restricted Subsidiary or such merger or consolidation and do not extend to any assets other than those of the Person that becomes a Restricted Subsidiary or is merged with or into or consolidated with the Company or any Restricted Subsidiary;

(4) Liens on property (including Capital Stock) existing at the time of acquisition of the property by the Company or any Restricted Subsidiary; provided that such Liens were in existence prior to, and not incurred in contemplation of, such acquisition;

(5) Liens to secure the performance of statutory or regulatory obligations, insurance, surety or appeal bonds, workers’ compensation obligations, bid, plugging and abandonment and performance bonds or other obligations of a like nature incurred in the ordinary course of business (including Liens to secure letters of credit and guarantees issued to assure payment of such obligations);

(6) Liens to secure Indebtedness permitted by Section 4.05(b)(3) covering only the assets acquired with or financed by such Indebtedness (including improvements thereon, accessions thereto and proceeds thereof);

(7) Liens existing on the date of this Indenture;

(8) Liens created for the benefit of (or to secure) the Securities (or the Note Guarantees) and other Obligations arising under this Indenture;

(9) Liens to secure any Permitted Refinancing Indebtedness permitted to be incurred under this Indenture; provided, however, that:

(A) the new Lien is limited to all or part of the same property and assets that secured or, under the written agreements pursuant to which the original Lien arose, could secure the original Indebtedness (plus improvements and accessions to, such property or proceeds or distributions thereof); and

(B) the Indebtedness secured by the new Lien is not increased to any amount greater than the sum of (x) the outstanding principal amount, or, if greater, committed amount, of the Indebtedness renewed, refunded, refinanced, replaced, defeased or discharged with such Permitted Refinancing Indebtedness and (y) an amount necessary to pay any fees and expenses, including premiums, related to such renewal, refunding, refinancing, replacement, defeasance or discharge;

(10) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent by more than 30 days or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided that any reserve or other appropriate provision as is required in conformity with GAAP has been made therefor;

(11) Liens imposed by law, such as carriers’, warehousemen’s, landlord’s, lessor’s, suppliers, banks, repairmen’s and mechanics’ Liens, and Liens of landlords and producers securing obligations to pay lease payments that are not yet delinquent by more than 30 days, in each case, incurred in the ordinary course of business;

(12) survey exceptions, easements, rights of way, zoning and similar restrictions, reservations (including severances, leases or reservations of minerals or water rights), licenses, restrictions or other encumbrances in respect of real property that were not incurred in connection with Indebtedness and that do not in the aggregate materially impair their use in the operation of the business of the Company and the Restricted Subsidiaries, taken as a whole;

(13) Liens on Capital Stock of an Unrestricted Subsidiary or any Joint Venture that secure Non-Recourse Debt or other obligations of such Unrestricted Subsidiary;

(14) Liens arising under this Indenture in favor of the Trustee for its own benefit and similar Liens in favor of other Trustees, agents and representatives arising under instruments governing Indebtedness permitted to be incurred under this Indenture; provided that such Liens are solely for the benefit of the Trustees, agents or representatives in their capacities as such and not for the benefit of the holders of the Indebtedness;

(15) Liens on insurance policies and proceeds thereof, or other deposits, to secure insurance premium financings;

(16) filing of Uniform Commercial Code financing statements in connection with operating leases;

(17) Liens on cash or other deposits imposed by (a) customers under contracts entered into in the ordinary course of business and (b) banks or other depositary institutions on accounts held at such bank or depositary institution, including bankers’ Liens, rights of setoff;

(18) Liens arising out of judgments or awards not constituting an Event of Default and notices of lis pendens and associated rights related to litigation being contested in good faith by appropriate proceedings and for which adequate reserves have been made to the extent required by GAAP;

(19) Liens on cash, Cash Equivalents or other property arising in connection with the defeasance, discharge or redemption of Indebtedness;

(20) Liens on specific items of inventory or other goods (and the proceeds thereof) of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created in the ordinary course of business for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(21) grants of software and other technology licenses in the ordinary course of business;

(22) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into in the ordinary course of business;

(23) Liens arising under oil and gas leases or subleases, assignments, take or pay agreements that are customary in the Oil and Gas Business, farm-out agreements, farm-in agreements, division orders, contracts for the sale, purchase, exchange, transportation, gathering or processing of Hydrocarbons, unitizations and pooling designations, declarations, orders and agreements, development agreements, joint venture agreements, joint operating agreements, partnership agreements, operating agreements, royalties, overriding royalties (other than in connection with financings), preferential rights of purchase, working interests, revenue interests, net profits interests, reversionary interests or other similar interests, joint interest billing arrangements, participation agreements, production sales contracts, area of mutual interest agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or geophysical permits or agreements, licenses, sublicenses and other agreements which are customary in the Oil and Gas Business; provided, however, in all instances that such Liens are limited to the assets that are the subject of the relevant agreement, program, order or contract;

(24) Liens on pipelines, pipeline facilities, terminals, terminalling facilities, gas processing plants and similar properties and facilities that arise by operation of law;

(25) Liens to secure performance of Hedging Obligations of the Company or any Restricted Subsidiary entered into in the ordinary course of business;

(26) Liens incurred in the ordinary course of business of the Company or any Restricted Subsidiary other than with respect to Indebtedness that does not exceed $15.0 million at any time outstanding; and

(27) any Lien renewing, extending, refinancing or refunding a Lien permitted by clauses (1) through (26) above; provided that (a) the principal amount of the Indebtedness secured by such Lien is not increased except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection therewith and by an amount equal to any existing commitments unutilized thereunder and (b) no assets encumbered by any such Lien other than the assets permitted to be encumbered immediately prior to such renewal, extension, refinance or refund are encumbered thereby (other than improvements thereon, accessions thereto and proceeds thereof).

“Permitted Refinancing Indebtedness” means any Indebtedness of the Company or any Restricted Subsidiary issued in exchange for, or the net cash proceeds of which are used to renew, refund, refinance, replace, defease or discharge other Indebtedness of the Company or any Restricted Subsidiary (other than intercompany Indebtedness); provided that:

(1) the liquidation preference or principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness renewed, refunded, refinanced, replaced, defeased or discharged (plus all accrued interest on the Indebtedness and the amount of all fees and expenses, including premiums, incurred in connection therewith);

(2) such Permitted Refinancing Indebtedness has a final maturity date that is (a) later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged or (b) more than 90 days after the final maturity date of the Securities;

(3) if the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged is subordinated in right of payment to the Securities or the Note Guarantees, such Permitted Refinancing Indebtedness is subordinated in right of payment to the Securities or the Note Guarantees, as applicable, on terms at least as favorable to the holders of Securities as those contained in the documentation governing the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged; and

(4) such Indebtedness is not incurred (other than by way of a Guarantee) by a Restricted Subsidiary that is not a Subsidiary Guarantor if the Company or a Restricted Subsidiary that is a Subsidiary Guarantor is the issuer or other primary obligor on the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“PIK Interest” has the meaning assigned to that term in paragraph 1 of Exhibit A to this Indenture.

“PIK Payment” has the meaning set forth in Section 2.01.

“PIK Securities” means has the meaning set forth in Section 2.01.

“Preferred Stock” means, with respect to any Person, any and all preferred or preference stock or other similar Equity Interests (however designated) of such Person whether outstanding or issued after the date of this Indenture.

“principal” of a Security means the principal of the Security plus the premium, if any, payable on the Security which is due or overdue or is to become due at the relevant time.

“Private Placement Legend” means the legend set forth in Section 2.06(g)(1) hereof.

“Projected Production” means the projected production of oil or natural gas (measured by volume unit or BTU equivalent, not sales price), in each case net of royalties, from Oil and Gas Properties that have attributable to them Proved Reserves, after deducting projected production from any Oil and Gas Properties sold or under contracts for sale for the term of such contracts that had been included in such projection and after adding projected production from any Oil and Gas Properties acquired or that had not otherwise been reflected in such projections but that are reflected in a separate or supplemental Reserve Report.

“Proved Reserves” means crude oil and natural gas reserves constituting “proved oil and gas reserves” as defined in Rule 4-10 of Regulation S-X.

“Purchaser Aggregate Shortfall Amount” means, with respect to a Purchaser Shortfall, the aggregate principal amount of Additional Securities that are not purchased by the Purchasers on the applicable Subsequent Closing (as defined in the Note Purchase Agreement).

“Purchaser Shortfall” means the failure of any Purchaser (as defined in the Note Purchase Agreement) to purchase on the applicable Subsequent Closing (as defined in the Note Purchase Agreement) all or any portion of the Additional Securities specified by the Company in the applicable Specified Funding Notice (as defined in the Note Purchase Agreement) to be purchased by such Purchaser notwithstanding the satisfaction of all conditions precedent thereto set forth in Section 6 of the Note Purchase Agreement.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Qualified IPO” means (a) the issuance by the Company (or any direct or indirect parent company or Subsidiary of the Company; such company, the “Public Company”) of at least $200.0 million of its common Equity Interests in an underwritten primary public offering pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act and (b) the listing of such Equity Interests on a nationally recognized securities exchange in the United States.

“Rating Agency” means (i) S&P and (ii) if S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the control of the Company, a “nationally recognized statistical rating organization” registered under Section 15E of the Exchange Act selected by the Company as a replacement agency for S&P.

“Recognized Value” means, with respect to any Oil and Gas Properties constituting Proved Reserves, the discounted present value of the estimated net cash flow to be realized from the production of Hydrocarbons therefrom; provided that in making such determinations present value shall be determined using a 10% discount factor and SEC pricing.

“Registration Rights Agreement” means a registration rights agreement, to be dated on or prior to the Issue Date, among the Company, the Subsidiary Guarantors and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Security” means a Regulation S Temporary Global Security or Regulation S Permanent Global Security, as appropriate.

“Regulation S Permanent Global Security” means a permanent Restricted Global Security issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Security upon expiration of the Restricted Period.

“Regulation S Temporary Global Security” means a temporary Restricted Global Security issued in a denomination equal to the outstanding principal amount of the Securities sold in reliance on Rule 903.

“Regulation S-X” means Regulation S-X promulgated under the Securities Act.

“Reserve Report” means a report setting forth, as of each December 31 and June 30 (and, if so designated by the Company in its sole discretion, up to two additional Reserve Reports as of March 31 and September 30 and additional Reserve Reports from time to time in connection with an acquisition of assets, properties or Capital Stock with a Fair Market Value of at least $25.0 million giving pro forma effect thereto), the oil and gas reserves attributable to the Proved Reserves of the Company and its Subsidiaries, together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date.

“Restricted Definitive Security” means a Definitive Security bearing the Private Placement Legend.

“Restricted Global Security” means a Global Security bearing the Private Placement Legend.

“Restricted Investment” means an Investment other than a Permitted Investment.

“Restricted Period” means the 40-day distribution compliance period as defined in Regulation S.

“Restricted Subsidiary” means any direct or indirect Subsidiary of the Company that is not an Unrestricted Subsidiary.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Rule 903” means Rule 903 promulgated under the Securities Act.

“Rule 904” means Rule 904 promulgated under the Securities Act.

“S&P” means Standard & Poor’s Financial Services LLC, and any successor to the ratings business thereof.

“SEC” means the United States Securities and Exchange Commission.

“Securities” has the meaning assigned to it in the preamble to this Indenture. The Initial Securities, the Exchange Securities, the PIK Securities (or any increase in the principal amount of a Global Security) and the Additional Securities shall be treated as a single class for all purposes under this Indenture, and unless the context otherwise requires, all references to the Securities shall include the Initial Securities, the Exchange Securities, the PIK Securities (or any increase in the principal amount of any Global Security) and any Additional Securities.

“Securities Act” means the Securities Act of 1933, as amended.

“Senior Indebtedness” means:

(1) all Indebtedness of the Company or any Restricted Subsidiary outstanding under Credit Facilities and all Hedging Obligations with respect thereto;

(2) any other Indebtedness of the Company or any Restricted Subsidiary permitted to be incurred under the terms of this Indenture, unless the instrument under which such Indebtedness is incurred expressly provides that it is subordinated in right of payment to the Securities or any Guarantee; and

(3) all Obligations with respect to the items listed in the preceding clauses (1) and (2).

Notwithstanding anything to the contrary in the preceding sentence, Senior Indebtedness will not include:

(a) any intercompany Indebtedness of the Company or any Restricted Subsidiary to the Company or any of its Affiliates;

(b) any liability for Federal, state, local or other taxes owed or owing by the Company or any of its Subsidiaries;

(c) any accounts payable or other liability to trade creditors arising in the ordinary course of business;

(d) any Indebtedness or other Obligation of the Company or any of its Subsidiaries which is subordinate or junior in right of payment to any other Indebtedness or other Obligation of the Company or any of its Subsidiaries; or

(e) any Indebtedness that is incurred in violation of this Indenture.

“Services Agreement” means that certain Administrative Services Agreement by and between the Company and Eclipse Resources Operating, LLC, dated January 20, 2011.

“Shelf Registration Statement” means the Shelf Registration Statement as defined in the Registration Rights Agreement.

“Significant Subsidiary” means any Restricted Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, as such Regulation is in effect on the date of this Indenture.

“Stated Maturity” means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which the payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

“Subordinated Indebtedness” means Indebtedness that (a) is contractually subordinated to the Securities or to any Note Guarantee and (b) has a Stated Maturity that is no less than 90 days following the Stated Maturity of the Notes.

“Subsidiary” means, with respect to any specified Person:

(1) any corporation, association or other business entity (other than a partnership or limited liability company) of which more than 50% of the total voting power of its Voting Stock is at the time owned or controlled by that Person, directly or indirectly through one or more of the other Subsidiaries of that Person (or a combination thereof); and

(2) any partnership or limited liability company of which (a) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are owned or controlled by such Person, directly or indirectly through one or more of the other Subsidiaries of that Person or a combination thereof, whether in the form of membership, general, special or limited partnership interests or otherwise, and (b) such Person or any Subsidiary of such Person is a controlling general partner or otherwise controls such entity.

“Subsidiary Guarantor” means (a) each Domestic Subsidiary of the Company in existence on the date of this Indenture (other than Immaterial Subsidiaries) and (b) each other Restricted Subsidiary of the Company that executes a Note Guarantee in accordance with the provisions of this Indenture, and their respective successors and assigns, in each case, until the Note Guarantee of such Person has been released in accordance with the provisions of this Indenture.

“TIA” means the Trust Indenture Act of 1939, as amended, as in effect from time to time.

“Treasury Management Arrangement” means any agreement or other arrangement governing the provision of treasury or cash management services, including deposit accounts, overdraft, credit or debit card, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services.

“Treasury Rate” means, as of any redemption date, the yield to maturity as of the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to the first day following the end of the Non-Call Period; provided, however, that if the period from the redemption date to the first day following the end of the Non-Call Period, is less than one year, the weekly average yield on actively traded United States Treasury securities adjusted to a constant maturity of one year will be used. The Company will (1) calculate the Treasury Rate on the second Business Day preceding the applicable redemption date and (2) prior to such redemption date file with the Trustee an Officers’ Certificate setting forth the Applicable Premium and the Treasury Rate and showing the calculation of each in reasonable detail.

“Trust Officer” means, when used with respect to the Trustee, any officer or assistant officer within the corporate trust department of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officer or assistant officer, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of, and familiarity with, the particular subject and who shall have been assigned by the Trustee to administer its corporate trust matters and who shall have direct responsibility for the administration of this Indenture.

“Uniform Commercial Code” means the New York Uniform Commercial Code as in effect from time to time.

“United States” means the United States of America.

“Unrestricted Definitive Security” means a Definitive Security that does not bear and is not required to bear the Private Placement Legend.

“Unrestricted Global Security” means a Global Security that does not bear and is not required to bear the Private Placement Legend.

“Unrestricted Subsidiary” means any direct or indirect Subsidiary of the Company (including any newly acquired or newly formed Subsidiary or a Person becoming a Subsidiary through merger or consolidation or Investment therein) that is designated by the Board of Directors of the Company as an Unrestricted Subsidiary pursuant to a resolution of such Board of Directors, but only to the extent that such Subsidiary:

(1) has no Indebtedness other than Non-Recourse Debt;

(2) except as permitted by Section 4.08, is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that would reasonably be obtained at the time from Persons who are not Affiliates of the Company;

(3) is a Person with respect to which none of the Company or any Restricted Subsidiary has any direct or indirect obligation (a) to subscribe for additional Equity Interests or (b) to maintain or preserve such Person’s financial condition or to cause such Person to achieve any specified levels of operating results; and

(4) has not Guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any Restricted Subsidiary, except to the extent such Guarantee would be released upon such designation.

All Subsidiaries of an Unrestricted Subsidiary shall also be Unrestricted Subsidiaries.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56, Oct. 26, 2001).

“U.S. Person” means a U.S. Person as defined in Rule 902(k) promulgated under the Securities Act.

“Volumetric Production Payments” means production payment obligations recorded as deferred revenue in accordance with GAAP, together with all undertakings and obligations in connection therewith.

“Voting Stock” of any specified Person as of any date means the Capital Stock of such Person entitling the holders thereof (whether at all times or only so long as no senior class of Capital Stock has voting power by reason of any contingency) to vote in the election of, or to designate, members of the Board of Directors of such Person.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

(1) the sum of the products obtained by multiplying (A) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect of the Indebtedness, by (B) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

(2) the then outstanding principal amount of such Indebtedness.

SECTION 1.02 Other Definitions.

Term	Defined in Section

“Affiliate Transaction”	4.08(a)
“Asset Sale Offer”	4.07(d)
“Authentication Order”	2.02
“Change of Control Offer”	4.09(a)
“Change of Control Payment”	4.09(a)
“Change of Control Purchase Date”	4.09(a)
“Company”	Preamble
“Covenant Defeasance”	10.03
“Event of Default”	6.01
“Excess Proceeds”	4.07(d)
“Guaranteed Obligations”	10.01(a)
“incur”	4.05(a)
“Legal Defeasance”	10.02
“Majority Asset Sale Offer”	4.18(a)
“Majority Asset Sale Payment”	4.18(a)
“Majority Asset Sale Purchase Date”	4.18(a)
“Net Indemnity Proceeds”	4.19
“Paying Agent”	2.03
“Payment Default”	6.01(6)(A)
“Permitted Debt”	4.05(b)
“Registrar”	2.03
“Restricted Payment”	4.04(a)
“Trustee”	Preamble

SECTION 1.03 Application of Trust Indenture Act.

(a) Upon execution and delivery of this Indenture, and unless and until the Securities are registered under the Securities Act, the TIA will have no application to this Indenture or any of the Securities, or the obligations, requirements or other undertakings hereunder or thereunder of any party hereto or thereto or to any provisions hereof or thereof, and references thereto shall be deemed deleted, mutatis mutandis, in all relevant effects. If and when the Securities are registered under the Securities Act, the following provisions of this Section, and all others herein and in the Securities related to the TIA shall automatically be and become in effect.

(b) Subject to the immediately preceding clause (a), whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms have the following meanings:

“Commission” means the SEC;

“indenture securities” means the Securities and the Note Guarantees;

“indenture security holder” means a Securityholder;

“indenture to be qualified” means this Indenture;

“indenture trustee” or “institutional trustee” means the Trustee; and

“obligor” on the indenture securities means the Company, each Subsidiary Guarantor and any other obligor on the indenture securities.

(c) Subject to the immediately preceding clause (a), all other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

SECTION 1.04 Rules of Construction.

Unless the context otherwise requires:

(1) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(2) “or” is not exclusive;

(3) “including” means including without limitation;

(4) words in the singular include the plural and words in the plural include the singular;

(5) “will” shall be interpreted to express a command;

(6) provisions apply to successive events and transactions;

(7) references to sections of, or rules under, the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time;

(8) unless the context otherwise requires, any reference to an “Article”, “Section” or “clause” refers to an Article, Section or clause, as the case may be, of this Indenture;

(9) unsecured Indebtedness shall not be deemed to be subordinate or junior to secured Indebtedness merely by virtue of its nature as unsecured Indebtedness;

(10) secured Indebtedness shall not be deemed to be subordinate or junior to any other secured Indebtedness merely because it has a junior priority with respect to the same collateral;

(11) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the applicable Person dated such date prepared in accordance with GAAP;

(12) the principal amount of any Preferred Stock shall be (A) the maximum liquidation value of such Preferred Stock or (B) the maximum mandatory redemption or mandatory repurchase price with respect to such Preferred Stock, whichever is greater; and

(13) all references to the date the Securities were originally issued shall refer to the Issue Date.

Article 2

The Securities

SECTION 2.01 Form and Dating.

(a) General. The Securities and the Trustee’s certificate of authentication will be substantially in the form of Exhibit A. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security will be dated the date of its authentication. Subject to the issuance of PIK Securities or the increase in the principal amount of a Global Security in order to evidence PIK Interest (which PIK Securities or increased principal amount of a Global Security shall be in denominations of $1.00 or any integral multiple of $1.00 in excess thereof), the Securities shall be in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notwithstanding any provision of this Indenture or the Securities, any pro rata redemptions or repurchases of the Securities by the Company pursuant to this Indenture shall be made in a manner that preserves the authorized denominations of the Securities. On any Interest Payment Date on which the Company pays PIK Interest (a “PIK Payment”) with respect to a Global Security, the Trustee or the Custodian at the direction of the Trustee, shall (i) increase the principal amount of such Global Security by an amount equal to the PIK Interest payable, rounded down to the nearest whole dollar, for the relevant interest period on the principal amount of such Global Security, to the credit of the Holders on the relevant record date and (ii) adjust the books and records of the Trustee with respect to such Global Security to reflect such increase. On any Interest Payment Date on which the Company makes a PIK Payment by issuing Definitive Securities (a “PIK Security”), the principal amount of any such PIK Security issued to any Holder, for the relevant interest period as of the relevant record date for such Interest Payment Date, shall be rounded down to the nearest whole dollar. The terms and provisions contained in the Securities will constitute, and are hereby expressly made, a part of this Indenture and the Company, the Subsidiary Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Security conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

(b) Global Securities; Definitive Notes. Securities issued in global form will be substantially in the form of Exhibit A hereto (including the Global Security Legend thereon and the “Schedule of Exchanges of Interests in the Global Security” attached thereto). Securities issued in definitive form will be substantially in the form of Exhibit A hereto (but without the Global Security Legend thereon and without the “Schedule of Exchanges of Interests in the Global Security” attached thereto). Each Global Security will represent such of the outstanding Securities as will be specified therein and each shall provide that it represents the aggregate principal amount of outstanding Securities from time to time endorsed thereon and that the aggregate principal amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Securities represented thereby will be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.

(c) Temporary Global Securities. Securities offered and sold in reliance on Regulation S will be issued initially in the form of the Regulation S Temporary Global Security, which will be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its Corporate Trust Office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Clearstream, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Restricted Period will be terminated upon the receipt by the Trustee of:

(1) a written certificate from the Depositary, together with copies of certificates from Euroclear and Clearstream certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Security (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Security or an IAI Global Security bearing a Private Placement Legend, all as contemplated by Section 2.06(b) hereof); and

(2) an Officers’ Certificate from the Company.

Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Security will be exchanged for beneficial interests in the Regulation S Permanent Global Security pursuant to the Applicable Procedures. Simultaneously with the authentication of the Regulation S Permanent Global Security, the Trustee will cancel the Regulation S Temporary Global Security. The aggregate principal amount of the Regulation S Temporary Global Security and the Regulation S Permanent Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interests therein as hereinafter provided.

(d) Euroclear and Clearstream Procedures Applicable. The provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream Banking” and “Customer Handbook” of Clearstream will be applicable to transfers of beneficial interests in the Regulation S Temporary Global Security and the Regulation S Permanent Global Security that are held by Participants through Euroclear or Clearstream.

SECTION 2.02 Execution and Authentication.

Two Officers shall sign the Securities for the Company by manual or facsimile signature.

If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. Such signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

The Trustee shall (a) on the Issue Date, authenticate and deliver the Initial Securities in the form of Global Securities and (b) at any time and from time to time thereafter, (i) authenticate and deliver (A) Securities for original issue in an aggregate principal amount specified by the Company, (B) PIK Securities that may be validly issued under this Indenture and (C) any Additional Securities and (ii) increase the principal amount of any Global Security as a result of a PIK Payment, in each case upon a written order of the Company signed by two Officers (an “Authentication Order”). Such Authentication Order shall specify (x) the principal amount of the Securities to be authenticated and the date on which the original issue of such

Securities is to be authenticated, (y) in the case of an issuance of Additional Securities, shall certify that such issuance is in compliance with Section 4.05 and (z) in the case of PIK Securities or any increase in the principal amount of any Global Security as a result of a PIK Payment, the applicable PIK Interest and a reasonably detailed calculation thereof. The aggregate principal amount of Securities outstanding at any time may not exceed $400.0 million, which shall be authorized for issuance by the Company pursuant to one or more Authentication Orders.

The Trustee may appoint an authenticating agent acceptable to the Company to authenticate the Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

SECTION 2.03 Registrar and Paying Agent.

The Company shall maintain an office or agency (which may be the Corporate Trust Office of the Trustee or an affiliate of the Trustee or Registrar) where Securities may be presented for registration of transfer or for exchange (the “Registrar”) and an office or agency (which may be the Corporate Trust Office of the Trustee or an affiliate of the Trustee or Registrar) where Securities may be presented for payment (the “Paying Agent”). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term “Registrar” includes any co-registrar and the term “Paying Agent” includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder.

The Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such. The General Partner, the Company or any Restricted Subsidiary incorporated or organized within the United States may act as Paying Agent or Registrar.

The Company initially appoints the Trustee as Registrar and Paying Agent in connection with the Securities. The Company initially appoints DTC to act as Depositary with respect to the Global Securities.

SECTION 2.04 Paying Agent to Hold Money in Trust.

Each Paying Agent (other than the Trustee) hereby agrees that such Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by such Paying Agent for the payment of principal of or interest on the Securities and shall notify the Trustee of any default by the Company in making any such payment. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent.

SECTION 2.05 Securityholder Lists.

The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may reasonably request in writing, a list as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

SECTION 2.06 Transfer and Exchange.

(a) Transfer and Exchange of Global Securities. A Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Securities will be exchanged by the Company for Definitive Securities if:

(1) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary;

(2) the Company in its sole discretion determines that the Global Securities (in whole but not in part) should be exchanged for Definitive Securities and delivers a written notice to such effect to the Trustee; provided that in no event shall the Regulation S Temporary Global Security be exchanged by the Company for Definitive Securities prior to (A) the expiration of the Restricted Period and (B) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act; or

(3) upon the written request of the Depositary after there has occurred and is continuing a Default or Event of Default with respect to the Securities.

Upon the occurrence of any of the preceding events, Definitive Securities shall be issued in such names as the Depositary shall instruct the Trustee. Global Securities also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and 2.09 hereof. Every Security authenticated and delivered in exchange for, or in lieu of, a Global Security or any portion thereof, pursuant to this Section 2.06 or Sections 2.07 or 2.09 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Security. A Global Security may not be exchanged for another Security other than as provided in this Section 2.06(a), however, beneficial interests in a Global Security may be transferred and exchanged as provided in Section 2.06(b), (c) or (f) hereof.

(b) Transfer and Exchange of Beneficial Interests in the Global Securities. The transfer and exchange of beneficial interests in the Global Securities will be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Securities will be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Securities also will require compliance with either subparagraph (1) or (2) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

(1) Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Restricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Security in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Temporary Global Security may not be made to a U.S. Person or for the account or benefit of a U.S. Person. Beneficial interests in any Unrestricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(1).

(2) All Other Transfers and Exchanges of Beneficial Interests in Global Securities. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(1) above, the transferor of such beneficial interest must deliver to the Registrar either:

(A) both:

(i) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged; and

(ii) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase; or

(B) both:

(i) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Security in an amount equal to the beneficial interest to be transferred or exchanged; and

(ii) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Security shall be registered to effect the transfer or exchange referred to in subparagraph (i) above; provided that in no event shall Definitive Securities be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Security prior to (A) the expiration of the Restricted Period and (B) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act.

Upon consummation of an Exchange Offer by the Company in accordance with Section 2.06(f) hereof, the requirements of this Section 2.06(b)(2) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Securities. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in this Indenture and the Securities or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Security(s) pursuant to Section 2.06(h) hereof.

(3) Transfer of Beneficial Interests to Another Restricted Global Security. A beneficial interest in any Restricted Global Security may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Security if the transfer complies with the requirements of Section 2.06(b)(2) above and the Registrar receives the following:

(A) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

(B) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Temporary Global Security or the Regulation S Permanent Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

(C) if the transferee will take delivery in the form of a beneficial interest in the IAI Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required in item (3) thereof, if applicable.

(4) Transfer and Exchange of Beneficial Interests in a Restricted Global Security for Beneficial Interests in an Unrestricted Global Security. A beneficial interest in any Restricted Global Security may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Security or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security if the exchange or transfer complies with the requirements of Section 2.06(b)(2) above and:

(A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement;

(B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(D) the Registrar receives the following:

(i) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

(ii) if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

Beneficial interests in an Unrestricted Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Security.

(c) Transfer or Exchange of Beneficial Interests for Definitive Securities.

(1) Beneficial Interests in Restricted Global Securities to Restricted Definitive Securities. If any holder of a beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Security, then, upon receipt by the Registrar of the following documentation:

(A) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Definitive Security, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

(B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

(C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

(D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

(E) if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

(F) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

(G) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof. The Trustee shall cause the aggregate principal amount of the applicable Global Security to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Company shall execute and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Security in the appropriate principal amount. Any Definitive Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Securities to the Persons in whose names such Securities are so registered. Any Definitive Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 2.06(c)(1) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

(2) Beneficial Interests in Regulation S Temporary Global Security to Definitive Securities. Notwithstanding Sections 2.06(c)(1)(A) and (C) hereof, a beneficial interest in the Regulation S Temporary Global Security may not be exchanged for a Definitive Security or transferred to a Person who takes delivery thereof in the form of a Definitive Security prior to (A) the expiration of the Restricted Period and (B) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

(3) Beneficial Interests in Restricted Global Securities to Unrestricted Definitive Securities. A holder of a beneficial interest in a Restricted Global Security may exchange such beneficial interest for an Unrestricted Definitive Security or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security only if:

(A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement;

(B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(D) the Registrar receives the following:

(i) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for an Unrestricted Definitive Security, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

(ii) if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Security, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(4) Beneficial Interests in Unrestricted Global Securities to Unrestricted Definitive Securities. If any holder of a beneficial interest in an Unrestricted Global Security proposes to exchange such beneficial interest for an Unrestricted Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security, then, upon satisfaction of the conditions set forth in Section 2.06(b)(2) hereof, the Trustee will cause the aggregate principal amount of the applicable Unrestricted Global Security to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Company will execute and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee will authenticate and deliver to the Person designated in the instructions an Unrestricted Definitive Security in the appropriate principal amount. Any Unrestricted Definitive Security issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(4) will be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest requests through instructions to the Registrar from or through the Depositary and the Participant or Indirect Participant. The Trustee will deliver such Definitive Securities to the Persons in whose names such

Securities are so registered. Any Unrestricted Definitive Security issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(4) will not bear the Private Placement Legend.

(d) Transfer and Exchange of Definitive Securities for Beneficial Interests.

(1) Restricted Definitive Securities to Beneficial Interests in Restricted Global Securities. If any Holder of a Restricted Definitive Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security or to transfer such Restricted Definitive Securities to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Security, then, upon receipt by the Registrar of the following documentation:

(A) if the Holder of such Restricted Definitive Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

(B) if such Restricted Definitive Security is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

(C) if such Restricted Definitive Security is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

(D) if such Restricted Definitive Security is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

(E) if such Restricted Definitive Security is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

(F) if such Restricted Definitive Security is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

(G) if such Restricted Definitive Security is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee will cancel the Restricted Definitive Security, increase or cause to be increased the aggregate principal amount of, in the case of clause (A)

above, the appropriate Restricted Global Security, in the case of clause (B) above, the 144A Global Security, in the case of clause (C) above, the Regulation S Global Security, and in all other cases, the IAI Global Security.

(2) Restricted Definitive Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of a Restricted Definitive Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Restricted Definitive Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security only if:

(A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement;

(B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(D) the Registrar receives the following:

(i) if the Holder of such Definitive Securities proposes to exchange such Securities for a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

(ii) if the Holder of such Definitive Securities proposes to transfer such Securities to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.06(d)(2), the Trustee will cancel the Restricted Definitive Securities and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Security.

(3) Unrestricted Definitive Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of an Unrestricted Definitive Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Unrestricted Definitive Securities to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security at any time. Upon receipt of a request for such an exchange or transfer, the Trustee will cancel the applicable Unrestricted Definitive Security and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Securities.

If any such exchange or transfer from a Definitive Security to a beneficial interest is effected pursuant to subparagraphs (2)(B), (2)(D) or (3) above at a time when an Unrestricted Global Security has not yet been issued, the Company will issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee will authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of Definitive Securities so transferred.

(e) Transfer and Exchange of Definitive Securities for Definitive Securities. Upon request by a Holder of Definitive Securities and such Holder’s compliance with the provisions of this Section 2.06(e), the Registrar will register the transfer or exchange of Definitive Securities. Prior to such registration of transfer or exchange, the requesting Holder must present or surrender to the Registrar the Definitive Securities duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder must provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(e).

(1) Restricted Definitive Securities to Restricted Definitive Securities. Any Restricted Definitive Security may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Security if the Registrar receives the following:

(A) if the transfer will be made pursuant to Rule 144A, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

(B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

(C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

(2) Restricted Definitive Securities to Unrestricted Definitive Securities. Any Restricted Definitive Security may be exchanged by the Holder thereof for an Unrestricted Definitive Security or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Security if:

(A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement;

(B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(C) any such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(D) the Registrar receives the following:

(i) if the Holder of such Restricted Definitive Securities proposes to exchange such Securities for an Unrestricted Definitive Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

(ii) if the Holder of such Restricted Definitive Securities proposes to transfer such Securities to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph (D), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(3) Unrestricted Definitive Securities to Unrestricted Definitive Securities. A Holder of Unrestricted Definitive Securities may transfer such Securities to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Securities pursuant to the instructions from the Holder thereof.

(f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company will issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee will authenticate:

(1) one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Securities accepted for exchange in the Exchange Offer by Persons that certify in the applicable Letters of Transmittal that (A) they are not Broker-Dealers, (B) they are not participating in a distribution of the Exchange Securities and (C) they are not affiliates (as defined in Rule 144) of the Company; and

(2) Unrestricted Definitive Securities in an aggregate principal amount equal to the principal amount of the Restricted Definitive Securities accepted for exchange in the Exchange Offer by Persons that certify in the applicable Letters of Transmittal that (A) they are not Broker-Dealers, (B) they are not participating in a distribution of the Exchange Securities and (C) they are not affiliates (as defined in Rule 144) of the Company.

Concurrently with the issuance of such Securities, the Trustee will cause the aggregate principal amount of the applicable Restricted Global Securities to be reduced accordingly, and the

Company will execute and the Trustee will authenticate and deliver to the Persons designated by the Holders of Definitive Securities so accepted Unrestricted Definitive Securities in the appropriate principal amount and cancel the Restricted Definitive Securities so exchanged in accordance with Section 2.10.

(g) Legends. The following legends will appear on the face of all Global Securities and Definitive Securities issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

(1) Private Placement Legend.

(A) Except as permitted by subparagraph (B) below, each Global Security and each Definitive Security (and all Securities issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN “IAI”), (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144 (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, OFFER, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND SUCH

OTHER INFORMATION SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.”

(B) Notwithstanding the foregoing, any Global Security or Definitive Security issued pursuant to subparagraphs (b)(4), (c)(3), (c)(4), (d)(2), (d)(3), (e)(2), (e)(3) or (f) of this Section 2.06 (and all Securities issued in exchange therefor or substitution thereof) will not bear the Private Placement Legend.

(2) Global Security Legend. Each Global Security will bear a legend in substantially the following form:

“THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.10 OF THE INDENTURE AND (4) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS

REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”

(3) Regulation S Temporary Global Security Legend. The Regulation S Temporary Global Security will bear a legend in substantially the following form:

“THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.”

(4) OID Legend. Each Security shall bear a legend in substantially the following form:

“FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT; FOR EACH $1,000 PRINCIPAL AMOUNT OF THIS SECURITY, THE ISSUE PRICE IS $[        ], THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $[        ], THE ISSUE DATE IS [                    ] AND, IF THE COMPANY MAKES ONLY CASH INTEREST PAYMENTS ON THE NOTES, THE YIELD TO MATURITY IS [        ]% PER ANNUM.”

(h) Cancellation and/or Adjustment of Global Securities. At such time as all beneficial interests in a particular Global Security have been exchanged for Definitive Securities or a particular Global Security has been redeemed, repurchased or canceled in whole and not in part, each such Global Security will be returned to or retained and canceled by the Trustee in accordance with Section 2.10 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for Definitive Securities, the principal amount of Securities represented by such Global Security will be reduced accordingly and an endorsement will be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security will be increased accordingly and an endorsement will be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

(i) General Provisions Relating to Transfers and Exchanges.

(1) To permit registrations of transfers and exchanges, the Company will execute and the Trustee will authenticate Global Securities and Definitive Securities upon receipt of an Authentication Order in accordance with Section 2.02 hereof or at the Registrar’s request.

(2) No service charge will be made to a Holder of a beneficial interest in a Global Security or to a Holder of a Definitive Security for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.06, 4.07, 4.09, 4.18 and 8.04 hereof).

(3) The Registrar will not be required to register the transfer of or exchange of any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

(4) All Global Securities and Definitive Securities issued upon any registration of transfer or exchange of Global Securities or Definitive Securities will be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Securities or Definitive Securities surrendered upon such registration of transfer or exchange.

(5) Neither the Registrar nor the Company will be required:

(A) to issue, to register the transfer of or to exchange any Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption pursuant to Section 3.02 hereof and ending at the close of business on the day of selection;

(B) to register the transfer of or to exchange any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part; or

(C) to register the transfer of or to exchange a Security between a record date and the next succeeding interest payment date.

(6) Prior to due presentment for the registration of a transfer of any Security, the Trustee, the Paying Agent, the Registrar and the Company may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Securities and for all other purposes, and none of the Trustee, the Paying Agent, the Registrar or the Company shall be affected by notice to the contrary.

(7) The Trustee will authenticate Global Securities and Definitive Securities in accordance with the provisions of Section 2.02 hereof.

(8) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

(j) The Company shall not be required to transfer or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed or between a record date and the next succeeding interest payment date.

SECTION 2.07 Replacement Securities.

If a mutilated Security is surrendered to the Trustee or if the Company and the Trustee receive evidence of the destruction, loss or theft of any Security, then the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of Section 8-405 of the Uniform Commercial Code are met and the holder satisfies any other reasonable requirements of the Trustee and the Company. If required by the Trustee or the Company, such holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent and the Registrar from any loss which any of them may suffer if a Security is replaced; provided that the written undertaking of any holder of a Security which is an original purchaser of the Securities pursuant to the Note Purchase Agreement or an institutional investor having a net worth of not less than $100,000,000 shall be sufficient indemnity. The Company and the Trustee may charge the holder for their expenses in replacing a Security. If, after the delivery of such replacement Security, a protected purchaser (as defined in Section 8-303 of the Uniform Commercial Code) of the original Security in lieu of which such replacement Security was issued presents for payment or registration such original Security, the Trustee shall be entitled to recover such replacement Security from the Person to whom it was delivered or any Person taking therefrom, except a protected purchaser, and the Company, the Trustee, the Paying Agent and the Registrar shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by it.

Subject to the last sentence of the immediately preceding paragraph, every replacement Security is an additional obligation of the Company.

SECTION 2.08 Outstanding Securities.

Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security which is owned by the Company or an Affiliate of the Company shall be disregarded and deemed not to be outstanding for the purpose of determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any request, demand, authorization, direction, notice, consent and waiver or other act under this Indenture, except that for the purposes of determining whether the Trustee shall be protected in conclusively relying on any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Trust Officer actually knows are so owned shall be so disregarded.

If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a protected purchaser (as defined in Section 8-303 of the Uniform Commercial Code).

If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

SECTION 2.09 Temporary Securities.

Until definitive Securities are ready for delivery, the Company may prepare and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities and deliver them in exchange for temporary Securities.

SECTION 2.10 Cancellation.

The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and dispose of (subject to the record retention requirements of the Exchange Act) all Securities surrendered for registration of transfer, exchange, payment or cancellation in accordance with its customary procedures. Certification of the cancellation of any canceled Securities will be delivered to the Company upon written request. The Company may not issue new Securities to replace Securities they have redeemed, paid or delivered to the Trustee for cancellation. To the extent that any Securities are held in the form of Global Securities and less than all of such Global Securities are to be cancelled, the reduction of the principal amount of any such Global Security and the Registrar’s notation of such cancellation on its books and records shall be deemed to satisfy any cancellation requirement; provided that certification of such cancellation shall be delivered to the Company upon written request.

SECTION 2.11 Defaulted Interest.

If the Company defaults in a payment of interest on the Securities, the Company shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) in any lawful manner at the rate provided in the Securities and Section 4.01. The Company may pay the defaulted interest at the rate provided in the Securities and Section 4.01 to the Persons who are Securityholders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date ; provided that no such special record date may be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) will mail or cause to be mailed to Holders a notice that states the special record date, the relevant payment date and the amount of such defaulted interest to be paid.

SECTION 2.12 CUSIP Numbers, ISINs, etc.

The Company in issuing the Securities may use “CUSIP” numbers, ISINs and “Common Code” numbers (in each case if then generally in use) and, if so, the Trustee shall use “CUSIP” numbers, ISINs and “Common Code” numbers in notices of redemption as a convenience to holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee in writing of any change in any “CUSIP” numbers, ISINs or “Common Code” numbers applicable to the Securities.

SECTION 2.13 Issuance of Additional Securities.

After the Issue Date, the Company shall, in accordance with Section 4.17, issue Additional Securities, which Securities shall have identical terms as the Securities issued on the Issue Date, other than with respect to the date of issuance and issue price. All the Securities issued under this Indenture shall be treated as a single class for all purposes of this Indenture including waivers, amendments, redemptions and offers to purchase.

With respect to any Additional Securities, the applicable Authentication Order shall set forth the following information:

(1) the aggregate principal amount of such Additional Securities to be authenticated and delivered pursuant to this Indenture; and

(2) the issue price, the issue date and the CUSIP number of such Additional Securities.

Article 3

Redemption

SECTION 3.01 Notices to Trustee.

If the Company elects to redeem Securities pursuant to paragraph 5 of the Securities, it shall notify the Trustee in an Officer’s Certificate of the redemption date, the principal amount of Securities to be redeemed, the redemption price and the provision of the Securities or this Indenture pursuant to which the redemption will occur.

SECTION 3.02 Selection of Securities to Be Redeemed.

If less than all of the Securities are to be redeemed at any time, the Trustee shall select Securities for redemption on a pro rata basis (or, in the case of Global Securities, based on a method as DTC may require) unless otherwise required by law or applicable stock exchange or depositary requirements. Securities and portions of Securities selected will be in amounts of $2,000 or integral multiples of $1,000 in excess thereof (or if a PIK Payment has been made, in denominations of $1.00 and any integral multiple of $1.00 in excess thereof with respect to a PIK Security or the portion of a Global Security constituting PIK Interest).

SECTION 3.03 Notice of Redemption.

Notices of redemption shall be mailed by the Company (or the Trustee, as herein provided) by first class mail (or, in the case of Global Securities, based on a method as DTC may require) at least 30 but not more than 60 days before the redemption date to each holder of Securities to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of this Indenture.

The notice shall identify the Securities to be redeemed and shall state:

(1) the redemption date;

(2) the redemption price;

(3) the name and address of the Paying Agent;

(4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

(5) if less than all the outstanding Securities are to be redeemed, the identification and principal amounts of the particular Securities to be redeemed;

(6) that, unless the Company defaults in making such redemption payment, interest on Securities (or portion thereof) called for redemption ceases to accrue on and after the redemption date;

(7) the “CUSIP” number, ISIN or “Common Code” number, if any, printed on the Securities being redeemed;

(8) that no representation is made as to the correctness or accuracy of the “CUSIP” number, ISIN, or “Common Code” number, if any, listed in such notice or printed on the Securities; and

(9) any conditions precedent applicable to the redemption.

At the Company’s request, upon written notice provided at least 45 days (or such shorter period as the Trustee shall agree) prior to the redemption date, the Trustee shall give the notice of redemption in the Company’s name and at the Company’s expense. In such event, the Company shall provide the Trustee with the information required by Sections 3.01 and 3.03.

SECTION 3.04 Effect of Notice of Redemption.

Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice, subject to the immediately succeeding paragraph. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued interest to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the related interest payment date), and such Securities shall be canceled by the Trustee. Failure to give notice or any defect in the notice to any holder shall not affect the validity of the notice to any other holder.

Redemption pursuant to a notice of redemption may, at the Company’s option and discretion, be subject to one or more conditions precedent, including, but not limited to the consummation of a Change of Control or Majority Asset Sale. If any such redemption is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date so delayed.

SECTION 3.05 Deposit of Redemption Price.

Prior to the redemption date, the Company shall deposit with the Paying Agent by 11:00 a.m. New York City time on the date payment is due (or, if the Company or a Subsidiary of the Company is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of, premium, if any, and accrued interest on all Securities to be redeemed on that date, other than Securities or portions of Securities called for redemption which have been delivered by the Company to the Trustee for cancellation. The Trustee or the Paying Agent will promptly return to the Company any money deposited with the Trustee or the Paying Agent by or on behalf of the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest, if any, on all Securities to be redeemed.

If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest will cease to accrue on the Securities or the portions of Securities called for redemption. If a Security is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Security was registered at the close of business on such record date.

SECTION 3.06 Securities Redeemed in Part.

Upon surrender of a Security that is redeemed in part only, the notice of redemption that relates to that Security shall state the portion of the principal amount of that Security that is to be redeemed and a new Security in principal amount equal to the unredeemed portion of the original Security shall be issued in the name of the holder of Securities upon cancellation of the original Security and the Trustee’s receipt of an Authentication Order.

Article 4

Covenants

SECTION 4.01 Payment of Securities.

The Company shall promptly pay the principal of and interest on the Securities by 11:00 a.m. New York City time on the dates and in the manner provided in the Securities and in this Indenture. Principal and cash interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and interest then due. PIK Interest shall be considered paid on the date due if on such date the Trustee has received (i) a written order pursuant to Section 2.02 from the Company signed by two Officers of the Company to increase the balance of any Global Security to reflect such PIK Interest or (ii) PIK Securities duly executed by the Company together with a written order pursuant to Section 2.02 from the Company signed by two Officers of the Company requesting the authentication of such PIK Securities by the Trustee.

SECTION 4.02 Reports.

(a) The Company will provide to the Trustee and each holder of Securities or will provide to the Trustee for forwarding to each holder of Securities upon request, without cost to the Trustee or such holder of Securities: (i) as soon as available after the end of each fiscal year (and, in any event, within 90 days after the close of such fiscal year), annual reports consisting of audited financial statements (containing a consolidated balance sheet as of the end of such fiscal year and immediately preceding fiscal year and consolidated statements of profit and loss and cash flows for such fiscal year and the immediately preceding fiscal year including a narrative report thereon by management) as well as a report thereon by Grant Thornton LLP or other nationally recognized independent firm of certified public accountants, (ii) as soon as available after the start of each fiscal year (and, in any event, within 30 days after the start of such fiscal year), an annual summary budget and (iii) as soon as available after the end of each of the first three quarters of each fiscal year (and, in any event, within 75 days after the close of such fiscal quarter and, within 105 days after the close of the first fiscal quarter following the Closing Date (as defined in the Note Purchase Agreement)), interim quarterly reports consisting of financial statements (containing a condensed consolidated balance sheet as of the end of each interim period covered thereby and as of the end of the immediately preceding fiscal year, consolidated profit and loss and cash flows for each interim period covered thereby and for the comparable period of the immediately preceding fiscal year and an operational update). In addition, the Company will provide to the Trustee and each holder of Securities or will provide to the Trustee for forwarding to each holder of Securities upon written request, without cost to the Trustee or such holder of Securities, any interim monthly financial reports that are provided by the Company under any Credit Facility. Within five Business Days of the Company’s delivery of the above referenced annual and quarterly reports, the Company will invite holders of Securities to participate in a conference call to discuss such reports generally. In addition, the Company will also provide to the Trustee and each holder of Securities or will provide to the Trustee for forwarding to each holder of Securities upon request, without cost to the Trustee or such holder of Securities, the most recently prepared (or Company designated) Reserve Report. The Company will also provide to the Trustee and each holder of Securities or will provide to the

Trustee for forwarding to each holder of Securities upon written request, without cost to such holder of Securities, an Officers’ Certificate, with each annual and quarterly report referenced above, certifying that such financial statements provided fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP, except as otherwise expressly noted therein and that, to such Officers’ knowledge, no Default or Event of Default has occurred or is continuing.

(b) The Company shall be deemed to have furnished such reports and other information to the Trustee and the holders of Securities if the Company (i) electronically delivered to the Trustee such reports and other information or (ii) filed such reports and other information on a freely accessible page of its website or with the SEC using the EDGAR filing system (or any successor filing system). For so long as any Securities remain outstanding, at any time during which the Company is required to file reports with the SEC pursuant to Section 13 or 15 of the Exchange Act, the filing of an Annual Report on Form 10-K and Quarterly Reports on Form 10-Q will be deemed to satisfy the Company’s obligations under clauses (i), (ii) and (iii) of Section 4.02(a) so long as such reports comply with rules and regulations promulgated by the SEC with respect to the preparation thereof. To the extent the Company is thereafter no longer subject to Section 13 or 15 of the Exchange Act or the SEC will not accept such filings for any reason, the Company shall provide the reports set forth in clauses (i), (ii) and (iii) of Section 4.02(a) during the time periods that would apply if the Company were required to file with the SEC an Annual Report on Form 10-K with respect to clause (i) or a Quarterly Report on Form 10-Q with respect to clause (ii).

(c) The Company will, for so long as any Securities remain “restricted securities,” within the meaning of Rule 144(a)(3), furnish or cause to be furnished to the holders of the Securities, securities analysts and prospective investors upon request the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

SECTION 4.03 Taxes.

The Company will pay, and the Company will cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings.

SECTION 4.04 Restricted Payments.

(a) The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly:

(1) declare or pay any dividend or make any other payment or distribution on account of the Company’s or any Restricted Subsidiary’s Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Company or any Restricted Subsidiary) or to the direct or indirect holders of the Company’s or any Restricted Subsidiary’s Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of such Person and other than dividends or distributions payable to the Company or any Restricted Subsidiary);

(2) repurchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation) any Equity Interests of the Company or any direct or indirect parent of the Company;

(3) make any payment on or with respect to, or repurchase, redeem, defease or otherwise acquire or retire for value any Subordinated Indebtedness of the Company or any Subsidiary Guarantor (excluding any intercompany Indebtedness between or among the Company and any Restricted Subsidiary), except a payment of interest or principal at or within 90 days of the Stated Maturity thereof; or

(4) make any Restricted Investment;

(all such payments and other actions set forth in clauses (1) through (4) above being collectively referred to as “Restricted Payments”).

(b) The provisions of Section 4.04(a) shall not prohibit:

(1) the payment of any dividend within 60 days after the date of declaration of the dividend, if at the date of declaration or notice, the dividend would have complied with the provisions of this Indenture;

(2) any irrevocable redemption of the Securities made in accordance with the terms of this Indenture;

(3) the payments of required tax distributions made pursuant to the Partnership Agreement;

(4) the repayment of intercompany debt among the Company and any Restricted Subsidiaries that was permitted to be incurred under this Indenture;

(5) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company or any Restricted Subsidiary, whether upon the exercise or conversion of stock appreciation rights, restricted stock, unit options, restricted units, phantom units, warrants, incentives, rights to acquire Equity Interests or other derivative securities of such Equity Interests or otherwise, held by any current or former officer, director, member of management, consultant or employee (or their transferees, estates or beneficiaries under their estates) of the Company or any Restricted Subsidiary pursuant to any equity subscription agreement, stock option agreement, shareholders’ agreement, employment agreement or similar agreement; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests may not exceed $2.0 million in any consecutive twelve-month period;

(6) the repurchase of Equity Interests deemed to occur upon the exercise or conversion of stock appreciation rights, restricted stock, unit options, restricted units, phantom units, warrants, incentives, rights to acquire Equity Interests or other derivative securities of such Equity Interests to the extent such Equity Interests represent a portion of the exercise price thereof and any repurchase or other acquisition of any of the foregoing made in lieu of withholding taxes in connection therewith;

(7) payments of cash, dividends, distributions, advances or other Restricted Payments by the Company or any Restricted Subsidiary to allow the payment of cash in lieu of the issuance of fractional shares upon (a) the exercise of options or warrants or (b) the conversion or exchange of Capital Stock of any such Person;

(8) the repayment, redemption, repurchase, defeasance or other acquisition or retirement for value of any subordinated Indebtedness, Disqualified Stock or Preferred Stock at a purchase price not greater than (a) 101% of the principal amount thereof or liquidation preference in the event of a change of control pursuant to a provision no more favorable to the holders than Section 4.09, (b) 100% of the principal amount thereof or liquidation preference in the event of an Asset Sale and (c) the applicable percentage set forth in the definition of “Majority Asset Sale Premium” of the principal amount thereof or liquidation preference in the event of a Majority Asset Sale, in each case plus accrued and unpaid interest thereon, in connection with any Change of Control Offer, Asset Sale Offer or Majority Asset Sale Offer required by the terms of such Indebtedness, Disqualified Stock or Preferred Stock, but only if:

(i) in the case of a Change of Control, the Company has complied with and satisfied its obligations as described in Section 4.09;

(ii) in the case of an Asset Sale, the Company has complied with and satisfied its obligations as described in Section 4.07; and

(iii) in the case of an Majority Asset Sale, the Company has complied with and satisfied its obligations as described in Section 4.18; and

(9) so long as no Default or Event of Default has occurred and is continuing or would occur as a consequence thereof, other Restricted Payments in an aggregate amount not to exceed $10.0 million since the date of this Indenture.

(c) The amount of all Restricted Payments (other than cash) will be the Fair Market Value on the date of the Restricted Payment (or, in the case of a dividend, on the date of declaration) of the asset(s) or securities proposed to be transferred or issued by the Company or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. The Fair Market Value of any assets or securities that are required to be valued by this Section 4.04 will be determined, by management of the Company in the case of amounts less than $10.0 million and by the Board of Directors of the Company in the case of amounts in excess thereof.

(d) For purposes of determining compliance with this Section 4.04, in the event that a Restricted Payment meets the criteria of more than one of the categories of Restricted Payments described in clauses (1) through (9) of Section 4.04(b) or as a Permitted Investment, the Company shall be permitted to classify (or later reclassify in its sole discretion) such Restricted Payment or Permitted Investment in any manner that complies with this Section 4.04.

SECTION 4.05 Incurrence of Indebtedness and Issuance of Preferred Stock.

(a) The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, issue, assume, Guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, “incur”) any Indebtedness (including Acquired Debt), and the Company will not issue any Disqualified Stock and the Company will not, and will not permit any Restricted Subsidiary to issue any Preferred Stock.

(b) Section 4.05(a) shall not prohibit the incurrence of any of the following items of Indebtedness or issuances of Disqualified Stock or Preferred Stock, as applicable (collectively, “Permitted Debt”):

(1) the incurrence by the Company and any Subsidiary Guarantor of additional Indebtedness and letters of credit under Credit Facilities in an aggregate principal amount at any one time outstanding under this clause (1) (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company and any Subsidiary Guarantor thereunder) not to exceed the lesser of (A) the borrowing base as from time to time determined under the Credit Facility and (B) 50% of the Recognized Value of the Company’s Proved Reserves determined on the date of such incurrence; provided that, except to support Hedging Obligations incurred in the ordinary course of business, the Company and any Subsidiary Guarantor will only be permitted to incur up to $25.0 million pursuant to this Section 4.05(b)(1) until $400,000,000 in aggregate principal amount of the Securities is issued pursuant to the terms of the Note Purchase Agreement;

(2) the incurrence by the Company and the Subsidiary Guarantors of Indebtedness (including PIK interest) represented by the Securities and the related Note Guarantees to be issued on the date of this Indenture and the Required Additional Securities;

(3) the incurrence by the Company or any Restricted Subsidiary of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of design, development, construction, installation, repair, replacement or improvement of property (other than Oil and Gas Properties), plant or equipment used in the business of the Company or any Restricted Subsidiary (whether through the direct purchase of such assets or the Capital Stock of any Person owning such assets), and related financing costs, in an aggregate principal amount, including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this Section 4.05(b)(2), not to exceed at any time outstanding $20.0 million;

(4) the incurrence or issuance by the Company or any Restricted Subsidiary of Permitted Refinancing Indebtedness in exchange for, or the net cash proceeds of which are used to renew, refund, refinance, replace, defease or discharge any Indebtedness (other than intercompany Indebtedness) or Disqualified Stock that was permitted by this Indenture to be incurred under Section 4.05(a) or clause (2), (3), (4) or (15) of this Section 4.05(b);

(5) the incurrence by the Company or any Restricted Subsidiary of intercompany Indebtedness between or among the Company and any Restricted Subsidiary; provided, however, that:

(A) if the Company or any Subsidiary Guarantor is the obligor on such Indebtedness and the payee is not the Company or a Subsidiary Guarantor, such Indebtedness must be unsecured and expressly subordinated to the prior payment in full in cash of all Obligations then due with respect to the Securities, in the case of the Company, or the Note Guarantee, in the case of a Subsidiary Guarantor; and

(B) (i) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the Company or any Restricted Subsidiary and (ii) any sale or other transfer of any such Indebtedness to a Person that is not the Company or any Restricted Subsidiary, will be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be, that was not permitted at the time of such sale or transfer by this Section 4.05(b)(5);

(6) the issuance by the Company or any Restricted Subsidiary to the Company or to any Restricted Subsidiary of any Preferred Stock; provided, however, that:

(A) any subsequent issuance or transfer of Equity Interests that results in any such Preferred Stock being held by a Person other than the Company or any Restricted Subsidiary; and

(B) any sale or other transfer of any such Preferred Stock to a Person that is not the Company or any Restricted Subsidiary, will be deemed, in each case, to constitute an issuance of such Preferred Stock by such Restricted Subsidiary that was not permitted at the time of such sale or transfer by this Section 4.05(b)(6);

(7) the incurrence by the Company or any Restricted Subsidiary of Hedging Obligations in the ordinary course of business or customary in the Oil and Gas Business;

(8) the Guarantee by the Company or any Restricted Subsidiary of Indebtedness of the Company or any Restricted Subsidiary to the extent that the guaranteed Indebtedness was permitted to be incurred by another provision of this Section 4.05; provided that if the Indebtedness being guaranteed is subordinated to or pari passu with the Securities, then the Guarantee must be subordinated or pari passu, as applicable, to the same extent as the Indebtedness guaranteed;

(9) the incurrence by the Company or any Restricted Subsidiary of Indebtedness in respect of self-insurance obligations or the financing of insurance premiums, or bid, plugging and abandonment, appeal, reimbursement, performance, surety and similar bonds and completion guarantees provided by the Company or a Restricted Subsidiary in the ordinary course of business or customary in the Oil and Gas Business and any Guarantees or letters of credit functioning as or supporting any of the foregoing bonds or obligations and workers’ compensation claims in the ordinary course of business;

(10) the incurrence by the Company or any Restricted Subsidiary of Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds, so long as such Indebtedness is paid within five Business Days of receipt by the Company or such Restricted Subsidiary of notice or knowledge of the incurrence thereof;

(11) the incurrence by the Company or any Restricted Subsidiary of take or pay agreements or in-kind obligations relating to net oil or natural gas balancing positions arising in the ordinary course of business or customary in the Oil and Gas Business;

(12) any obligation arising from agreements of the Company or any Restricted Subsidiary providing for indemnification, adjustment of purchase price, earn outs, or similar obligations, in each case, incurred or assumed in connection with the disposition or acquisition of any business, assets or Capital Stock of a Restricted Subsidiary in a transaction permitted by this Indenture;

(13) Hedging Obligations related to, and subject to the restrictions contained in, the Credit Agreement;

(14) the incurrence by the Company or any of its Restricted Subsidiaries of Indebtedness constituting reimbursement obligations with respect to letters of credit under the Credit Facilities; provided that, upon the drawing of such letters of credit, such obligations are reimbursed within five Business Days of receipt by the Company or such Restricted Subsidiary of notice or knowledge of such drawing; and

(15) the incurrence by the Company or any Guarantor of additional Indebtedness or the issuance by the Company of any Disqualified Stock or Preferred Stock in an aggregate principal amount (or accredited value, as applicable), including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred or Disqualified Stock or Preferred Stock issued pursuant to this clause (15), not to exceed at any time outstanding $10.0 million.

(c) The Company will not, and will not permit any Subsidiary Guarantor to, incur any Indebtedness (including Permitted Debt) that is contractually subordinated in right of payment to any other Indebtedness of the Company or such Subsidiary Guarantor unless such Indebtedness is also contractually subordinated in right of payment to the Securities or the applicable Note Guarantee on substantially identical terms; provided, however, that no Indebtedness will be deemed to be contractually subordinated in right of payment to any other Indebtedness of the Company or any Subsidiary Guarantor solely by virtue of being unsecured or by virtue of being secured on a junior priority basis.

(d) For purposes of determining compliance with this Section 4.05, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in Section 4.05(b)(1) through (15), or is entitled to be incurred pursuant to Section 4.05(a), the Company will be permitted to divide, classify and reclassify such item of Indebtedness, Disqualified Stock or Preferred Stock on the date of its incurrence, or later re-divide or reclassify all or a portion of such item of Indebtedness, in any manner that complies with this Section 4.05. The accrual of interest or Preferred Stock dividends, the accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness (including any increase to the principal amount of the Securities as a result of the payment of PIK Interest), the reclassification of Preferred Stock as Indebtedness due to a change in accounting principles, and the payment of dividends on Preferred Stock or Disqualified Stock in the form of additional securities of the same class of Preferred Stock or Disqualified Stock will not be deemed to be an incurrence of Indebtedness or an issuance of Preferred Stock or Disqualified Stock for purposes of this Section 4.05.

(e) The amount of any Indebtedness outstanding as of any date will be:

(1) the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount;

(2) the principal amount of the Indebtedness, in the case of any other Indebtedness; and

(3) in respect of Indebtedness of another Person secured by a Lien on the assets of the specified Person, the lesser of:

(A) the Fair Market Value of such assets at the date of determination; and

(B) the amount of the Indebtedness of the other Person.

SECTION 4.06 Restrictions on Distributions and Other Payments by Restricted Subsidiaries.

(a) The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to:

(1) pay dividends or make any other distributions on its Capital Stock to the Company or any Restricted Subsidiary, or with respect to any other interest or participation in, or measured by, its profits, or pay any indebtedness owed to the Company or any Restricted Subsidiary; provided that the priority that any series of Preferred Stock of a Restricted Subsidiary has in receiving dividends or liquidating distributions before dividends or liquidating distributions are paid in respect of common stock of such Restricted Subsidiary shall not constitute a restriction on the ability to make dividends or distributions on Capital Stock for purposes of this Section 4.06;

(2) make loans or advances to the Company or any Restricted Subsidiary; or

(3) sell, lease or transfer any of its properties or assets to the Company or any Restricted Subsidiary.

(b) Section 4.06(a) shall not apply to encumbrances or restrictions existing under or by reason of:

(1) agreements governing Existing Indebtedness as in effect on the date of this Indenture and any amendments, restatements, modifications, renewals, supplements, refundings, replacements or refinancings of those agreements; provided that the amendments, restatements, modifications, renewals, supplements, refundings, replacements or refinancings are not materially more restrictive, taken as a whole, with respect to such dividend and other payment restrictions than those contained in those agreements on the date of this Indenture;

(2) this Indenture, the Securities and the Note Guarantees;

(3) agreements governing Indebtedness permitted to be incurred under Section 4.05 and any amendments, restatements, modifications, renewals, supplements, refundings, replacements or refinancings of those agreements; provided that the restrictions therein are not materially more restrictive, taken as a whole, than those contained in the Indenture, the Securities and the Note Guarantees;

(4) applicable law, rule, regulation, order, approval, governmental license, permit or similar restriction;

(5) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any Restricted Subsidiary as in effect at the time of such acquisition (except to the extent such Indebtedness or Capital Stock was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; provided that, in the case of Indebtedness, such Indebtedness was permitted by the terms of this Indenture to be incurred;

(6) customary non-assignment provisions in Hydrocarbon purchase and sale or exchange agreements, joint operating agreements or similar operational agreements or in licenses, easements or leases, in each case, entered into in the ordinary course of business or customary in the Oil and Gas Business;

(7) mortgage financings or purchase money obligations, in each case, for property acquired in the ordinary course of business which is customary in the Oil and Gas Business and Capital Lease Obligations that impose restrictions on the property purchased or leased of the nature described in Section 4.06(a)(3);

(8) any agreement for the sale or other disposition of all or substantially all of the Capital Stock of, or property or assets of, a Restricted Subsidiary that restricts distributions by that Restricted Subsidiary or sales of such Restricted Subsidiary’s assets pending its sale or other disposition;

(9) Permitted Refinancing Indebtedness; provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are not materially more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being renewed, refunded, refinanced, replaced, deferred or discharged;

(10) Liens permitted to be incurred under Section 4.10 that limit the right of the debtor to dispose of the assets subject to such Liens;

(11) provisions limiting the sale, lease, transfer, disposition, leasing, subleasing or distribution of assets or property in joint venture agreements, asset sale agreements, sale-leaseback agreements, stock sale agreements, farm-in and farm-out agreements and other similar agreements (including agreements entered into in connection with a Restricted Investment) entered into (a) in the ordinary course of business or which is customary in the Oil and Gas Business or (b) with the approval of the Board of Directors of the Company, which limitation is applicable only to the assets or property that are the subject of such agreements;

(12) encumbrances or restrictions on cash, Cash Equivalents or other deposits or net worth imposed by third parties under contracts or leases entered into in the ordinary course of business;

(13) any agreement or instrument relating to any property or assets acquired after the date of the Indenture, so long as such encumbrance or restriction relates only to the property or assets so acquired and is not and was not created in anticipation of such acquisition;

(14) Hedging Contracts permitted from time to time under the Indenture; and

(15) any encumbrances or restrictions of the nature described in Section 4.06(a)(3) contained in agreements or instruments described in definition of “Permitted Investment.”

SECTION 4.07 Asset Sales.

(a) Subject to Section 4.07(e), the Company will not, and will not permit any Restricted Subsidiary to, consummate an Asset Sale unless:

(1) the Company or a Restricted Subsidiary, as the case may be, receives consideration at the time of the Asset Sale at least equal to the Fair Market Value (measured as of the date of the definitive agreement with respect to such Asset Sale) of the assets or Equity Interests issued or sold or otherwise disposed of; and

(2) at least 75% of the aggregate consideration received in the Asset Sale by the Company or a Restricted Subsidiary is in the form of cash or Cash Equivalents. For purposes of this provision, each of the following will be deemed to be cash:

(A) any liabilities, as shown on the Company’s most recent consolidated statement of financial position, of the Company or any Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Securities or any Note Guarantee) that are assumed by the transferee of any such assets pursuant to a customary novation or indemnity agreement that releases the Company or such Restricted Subsidiary from or indemnifies against further liability;

(B) any securities, notes or other obligations received by the Company or any Restricted Subsidiary from such transferee that are, within 180 days of the Asset Sale, converted by the Company or such Restricted Subsidiary into cash, to the extent of the cash received in that conversion;

(C) accounts receivable of a business retained by the Company or any of its Restricted Subsidiaries, as the case may be, following the sale of such business; provided that such accounts receivable (i) are not past due more than 90 days and (ii) do not have a payment date greater than 120 days from the date of the invoices creating such accounts receivable; and

(D) any Capital Stock or assets of the kind referred to in Section 4.07(c)(2) or Section 4.07(c)(4);

provided, that in the case of any Asset Sale pursuant to a condemnation, appropriation or similar taking, including by deed in lieu of condemnation, such Asset Sale shall not be required to satisfy the requirements of items (1) and (2) above.

(b) The Company will not, and will not permit any Restricted Subsidiary, to sell, grant, issue or otherwise enter into any Volumetric Production Payment, forward sale agreement or other sales of Hydrocarbons in place that would require the Company to deliver Hydrocarbons at some future time without then or thereafter receiving full prepayment therefor.

(c) Within 360 days after the receipt of any Net Proceeds from an Asset Sale, the Company or any Restricted Subsidiary may apply such Net Proceeds:

(1) to repay Senior Indebtedness;

(2) to acquire all or substantially all of the assets of, or any Capital Stock of, one or more other Persons primarily engaged in the Oil and Gas Business, if, after giving effect to any such acquisition of Capital Stock, such Person becomes a Restricted Subsidiary;

(3) to make capital expenditures in respect of the Company’s or any Restricted Subsidiary’s Oil and Gas Business; or

(4) to acquire other assets that are not classified as current assets under GAAP and that are used or useful in the Oil and Gas Business; provided, that clauses (2) through (4) above shall be deemed to be satisfied if a bona fide binding contract committing to make the investment, acquisition or expenditure referred to herein is entered into by the

Company or any Restricted Subsidiary, as the case may be, with a Person other than an Affiliate of the Company within the time period specified in the preceding paragraph and such Net Proceeds are subsequently applied in accordance with such contract within six months following the date such agreement is entered into.

Pending the final application of any Net Proceeds, the Company or any Restricted Subsidiary may invest the Net Proceeds in any manner that is not prohibited by this Indenture.

(d) Any Net Proceeds from Asset Sales that are not applied or invested as provided in Section 4.07(c) shall constitute “Excess Proceeds.” Within ten Business Days after the aggregate amount of Excess Proceeds exceeds $10.0 million, the Company will make an offer (an “Asset Sale Offer”) to all holders of Securities and all holders of other Indebtedness that is pari passu with the Securities containing provisions similar to those set forth in this Indenture with respect to offers to purchase, prepay or redeem with the proceeds of sales of assets to purchase, prepay or redeem, on a pro rata basis, the maximum principal amount of Securities and such other pari passu Indebtedness (plus all accrued interest on the Indebtedness and the amount of all fees and expenses, including premiums, incurred in connection therewith) that may be purchased, prepaid or redeemed out of the Excess Proceeds. The offer price in any Asset Sale Offer will be equal to 100% of the principal amount, plus accrued and unpaid interest, if any, to the date of purchase, prepayment or redemption, subject to the rights of holders of Securities on the relevant record date to receive interest due on the relevant interest payment date, and will be payable in cash. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company or any Restricted Subsidiary may use those Excess Proceeds for any purpose not otherwise prohibited by this Indenture. If the aggregate principal amount of Securities tendered in such Asset Sale Offer exceeds the amount of Excess Proceeds allocated to the purchase of Securities, the Trustee will select the Securities to be purchased on a pro rata basis (except that any Securities represented by a Security in global form will be selected by such method as DTC may require), based on the amounts tendered (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $2,000, or an integral multiple of $1,000 in excess thereof, will be purchased) (or if a PIK Payment has been made, in denominations of $1.00 and any integral multiple of $1.00 in excess thereof with respect to a PIK Security or the portion of a Global Security constituting PIK Interest). Upon completion of each Asset Sale Offer, the amount of Excess Proceeds will be reset at zero.

(e) Notwithstanding Sections 4.07(a), (c) and (d), the sale, conveyance or other disposition of all or more than 50% of the assets of the Company and its Restricted Subsidiaries, taken as a whole, shall be governed by the provisions of Section 4.18 hereof.

(f) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with each repurchase of Securities pursuant to an Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with this Section 4.07 or compliance with this Section 4.07 would constitute a violation of any such laws or regulations, the Company shall comply with such applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.07 by virtue of such compliance.

SECTION 4.08 Transactions with Affiliates.

(a) The Company will not, and will not permit any Restricted Subsidiary to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Company (each, an “Affiliate Transaction”), unless:

(1) the Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary (as applicable) than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with a Person that is not an Affiliate of the Company, or, if in the good faith judgment of the Board of Directors, no comparable transaction is available with which to compare such Affiliate Transaction, such Affiliate Transaction is otherwise fair to the Company or the relevant Restricted Subsidiary from a financial point of view; and

(2) the Company delivers to the Trustee:

(A) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $2.5 million and less than $10.0 million, an Officers’ Certificate certifying that in the good faith judgment of management such Affiliate Transaction or series of related Affiliated Transactions complies with this Section 4.08 and that such Affiliate Transaction or series of related Affiliate Transactions has been approved by a majority of the disinterested members of the Board of Directors of the Company, if any; and

(B) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $10.0 million, a resolution of the Board of Directors of the Company set forth in an Officers’ Certificate certifying that such Affiliate Transaction or series of related Affiliated Transactions complies with this Section 4.08 and that such Affiliate Transaction or series of related Affiliate Transactions has been approved by a majority of the disinterested members of the Board of Directors of the Company, if any.

(b) The following items will not be deemed to be Affiliate Transactions and, therefore, will not be subject to Section 4.08(a):

(1) any employment or consulting agreement, employee benefit plan, stock ownership or stock option plan, officer or director indemnification, compensation or severance agreement or any similar arrangement entered into by the Company or any Restricted Subsidiary in the ordinary course of business or that is customary in the Oil and Gas Business and payments, awards, grants or issuances pursuant thereto;

(2) transactions between or among the Company and/or any Restricted Subsidiaries (or any entity that becomes a Restricted Subsidiary as a result of such transaction);

(3) transactions with a Person (other than an Unrestricted Subsidiary) that is an Affiliate of the Company solely because the Company owns, directly or through a Restricted Subsidiary, an Equity Interest in, or controls, such Person;

(4) payment of reasonable and customary fees and reimbursements of expenses (pursuant to indemnity arrangements or otherwise) of officers, directors, employees or consultants of the Company or any Restricted Subsidiary;

(5) any issuance of Equity Interests (other than Disqualified Stock) of the Company to Affiliates of the Company;

(6) Permitted Investments or Restricted Payments (or transactions that would constitute a Restricted Payment but for the exclusion from the definition thereof) that do not violate Section 4.04;

(7) transactions effected, and payments made, in accordance with the terms of the agreements, including the Services Agreement, as such agreements are in effect on the date of this Indenture, and any amendment or replacement of any of such agreements so long as such amendment or replacement agreement is no less advantageous to the Company or the applicable Restricted Subsidiary, in any material respect than the agreement so amended or replaced; and

(8) in the case of contracts for exploring for, producing, marketing, storing or otherwise handling Hydrocarbons, or activities or services reasonably related or ancillary thereto, or other operational contracts, any such contracts entered into in the ordinary course of business and otherwise in compliance with the terms of this Indenture (a) which are fair to the Company or any Restricted Subsidiary, in the reasonable determination of the Board of Directors of the Company or the senior management of the Company, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party and (b) with respect to which the Company has complied with Sections 4.08(a)(2)(A) and (B).

SECTION 4.09 Change of Control.

(a) Subject to Section 4.09(i), if a Change of Control occurs, each holder of Securities will have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) (or, if a PIK Payment has been made, in denominations of $1.00 and any integral multiple of $1.00 in excess thereof with respect to a PIK Security or the portion of a Global Security constituting PIK Interest) of that holder’s Securities pursuant to an offer (a “Change of Control Offer”) on the terms set forth in this Indenture. In the Change of Control Offer, the Company will offer a payment in cash at the repurchase prices below (expressed as percentages of principal amount), plus accrued and unpaid interest, if any, on the Securities repurchased to the date of purchase (the “Change of Control Purchase Date”), subject to the rights of holders of Securities on the relevant record date to receive interest due on the relevant interest payment date (the “Change of Control Payment”):

Acquirer Credit Rating:	Change of Control Payment
BBB- or higher	101%
BB- to BB+	Lower of 106% or the applicable redemption price set forth in paragraph 5 of the Securities
B+ or lower	Lower of the Applicable Premium or the applicable redemption price set forth in paragraph 5 of the Securities

In the event that there is no Acquirer or the applicable Acquirer is not rated by the Rating Agency, the Change of Control Payment shall be equal to the lower of Applicable Premium or the applicable redemption price set forth in paragraph 5 of the Securities.

(b) Within 30 days following any Change of Control, or at the Company’s option as set forth below, in advance of a Change of Control, the Company shall mail a notice to each holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Securities properly tendered prior to the expiration date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures required by this Indenture and described in such notice. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of this Indenture, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of this Indenture by virtue of such compliance.

(c) Promptly following the expiration of the Change of Control Offer, the Company shall, to the extent lawful, accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer. Promptly after such acceptance, the Company will, on the Change of Control Purchase Date:

(1) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and

(2) deliver or cause to be delivered to the Trustee the Securities properly tendered and accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company pursuant to the Change of Control Offer.

(d) The Paying Agent shall promptly mail or wire transfer to each holder of Securities properly tendered the Change of Control Payment for such Securities (or, if all the Securities are then in global form, make such payment through the facilities of DTC), and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each such holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Purchase Date.

(e) On the Change of Control Payment Date, all Securities purchased by the Company under this Section 4.09 shall be delivered by the Company to the Trustee for cancellation.

(f) The Company shall not be required to make a Change of Control Offer upon a Change of Control if (1) a third party makes the Change of Control Offer in the manner, at the time and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer made by the Company and purchases all Securities properly tendered and not withdrawn under the Change of Control Offer, or (2) notice of redemption has been given pursuant to this Indenture and pursuant to Section 5 of the Securities unless and until there is a default in payment of the applicable redemption price. Notwithstanding anything to the contrary contained herein, a Change of Control Offer may be made in advance of a Change of Control, conditioned upon the consummation of such Change of Control, if a definitive agreement is in place for the Change of Control at the time the Change of Control Offer is made.

(g) Securities repurchased by the Company pursuant to a Change of Control Offer will have the status of Securities issued but not outstanding or will be retired and cancelled, at the option of the Company. Securities purchased by a third party pursuant to clause (1) of Section 4.09(f) will have the status of Securities issued and outstanding.

(h) In the event that holders of not less than 90% in aggregate principal amount of the outstanding Securities accept a Change of Control Offer and the Company (or any third party making such Change of Control Offer in lieu of the Company pursuant to clause (1) of Section 4.09(f)) purchases all of the Securities held by such holders, the Company will have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following the purchase pursuant to the Change of Control Offer, to redeem all of the Securities that remain outstanding following such purchase at a redemption price equal to the Change of Control Payment plus, to the extent not included in the Change of Control Payment, accrued and unpaid interest, if any, on the Securities that remain outstanding, to the date of redemption (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date).

(i) Notwithstanding anything in this Sections 4.09 to the contrary, the occurrence of any event that satisfies clause (1) of the definition of “Change of Control” shall instead be governed by the provisions of Section 4.18 hereof.

SECTION 4.10 Liens.

(a) The Company will not, and will not permit any Restricted Subsidiary to, create, incur, assume or otherwise cause or permit to exist or become effective any Lien of any kind (other than Permitted Liens) securing Indebtedness (including Attributable Debt) upon any of their property or assets, now owned or hereafter acquired, unless all payments due to the holders under this Indenture and the Securities are secured on an equal and ratable basis with the obligations so secured until such time as such obligations are no longer secured by a Lien.

(b) Any Lien on any assets of the Company or any Restricted Subsidiary created for the benefit of the holders of the Securities pursuant to Section 4.10(a) shall provide by its terms that such Lien shall be automatically and unconditionally released and discharged at such time as there are no other Liens of any kind (other than Permitted Liens) on such assets securing Indebtedness.

SECTION 4.11 Limitation on Sale and Leaseback Transactions.

The Company will not, and will not permit any Restricted Subsidiary to, enter into any sale and leaseback transaction; provided that the Company or any Subsidiary Guarantor may enter into a sale and leaseback transaction if:

(a) the Company or that Subsidiary Guarantor, as applicable, could have incurred Indebtedness in an amount equal to the Attributable Debt relating to such sale and leaseback transaction pursuant to Section 4.05(b)(3);

(b) the gross cash proceeds of that sale and leaseback transaction are at least equal to the Fair Market Value of the property that is the subject of that sale and leaseback transaction; and

(c) the transfer of assets in that sale and leaseback transaction is permitted by, and the application of the proceeds of such transaction by the lessee does not violate, Section 4.07.

SECTION 4.12 Additional Guarantees.

If the Company or any Restricted Subsidiary acquires or creates another Subsidiary after the date of this Indenture that is not designated by the Company as an Unrestricted Subsidiary, or any other Subsidiary of the Company that is not already a Subsidiary Guarantor guarantees any other Indebtedness of the Company or the Restricted Subsidiaries, then, in either case, that Subsidiary will become a Subsidiary Guarantor by executing a supplemental indenture and delivering an Opinion of Counsel satisfactory to the Trustee within 30 days after the date that Subsidiary was acquired or created or on which it guaranteed such Indebtedness. Notwithstanding the preceding sentence, any Note Guarantee of a Restricted Subsidiary that was incurred pursuant to such sentence shall be automatically and unconditionally released at such time as such Subsidiary Guarantor ceases to guarantee any other Indebtedness of the Company or the Restricted Subsidiaries.

SECTION 4.13 Business Activities.

The Company will not, and will not permit any Restricted Subsidiary to, engage in any business other than the Oil and Gas Business, except to such extent as would not be material to the Company and the Restricted Subsidiaries taken as a whole.

SECTION 4.14 Designation of Restricted and Unrestricted Subsidiaries.

(a) The Board of Directors of the Company may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if that designation would not cause a Default. If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, the aggregate Fair Market Value of all outstanding Investments owned by the Company or the Restricted Subsidiaries in the Subsidiary designated as Unrestricted will be deemed to be either an Investment made as of the time of the designation that will reduce the amount available for Restricted Payments under Section 4.04 or represent a Permitted Investment under one or more clauses of the definition of Permitted Investments, as determined by the Company. Such designation will only be permitted if the Investment would be permitted at that time and if the Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

(b) Any designation of a Subsidiary of the Company as an Unrestricted Subsidiary will be evidenced to the Trustee by filing with the Trustee a certified copy of a resolution of the Board of Directors of the Company giving effect to such designation and an Officers’ Certificate certifying that such designation complied with the preceding conditions and was permitted by Section 4.04. If, at any time, any Unrestricted Subsidiary would fail to meet the preceding requirements as an Unrestricted Subsidiary, it will thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture and any Indebtedness of such Subsidiary will be deemed to be incurred by a Restricted Subsidiary as of such date and, if such Indebtedness is not permitted to be incurred as of such date under the covenant described under Section 4.05, the Company will be in default of such covenant.

(c) The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation will be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of any outstanding Indebtedness of such Unrestricted Subsidiary, and such designation will only be permitted if (1) such Indebtedness is permitted under Section 4.05; and (2) no Default or Event of Default would be in existence immediately following such designation.

SECTION 4.15 Compliance Certificate.

The Company shall deliver to the Trustee within 90 days after the end of each fiscal year of the Company a statement from its principal executive, financial or accounting officer regarding compliance with this Indenture to the knowledge of the signatory thereto. Within 5 Business Days of any Officer becoming aware of any Default or Event of Default, the Company shall deliver to the Trustee a statement specifying such Default or Event of Default and the steps the Company proposes to take with respect thereto.

SECTION 4.16 Stay, Extension and Usury Laws.

Each of the Company and the Subsidiary Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and each of the Company and the Subsidiary Guarantors (to the extent that it may lawfully do so)

hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will permit the execution of every such power as though no such law has been enacted.

SECTION 4.17 Additional Funding.

(a) Subject to the terms and conditions of the Note Purchase Agreement, the Company will issue, within twelve months of the Issue Date, the Additional Securities.

(b) Subject to Section 4.20 and Section 6.10 of the Note Purchase Agreement, if the Company fails to comply with the immediately preceding clause (a), in full and final settlement of such obligation, it shall on the Business Day following the end of such twelve-month period, deposit with the Paying Agent an amount equal to the Additional Funding Payment. For the avoidance of doubt, any such failure to comply with Section 4.17(a) shall not result in a Default or an Event of Default hereunder.

(c) The Paying Agent shall promptly mail or wire transfer to each holder of Securities such holder’s Applicable Percentage (as defined in the Note Purchase Agreement) of such Additional Funding Payment.

SECTION 4.18 Majority Asset Dispositions.

(a) If a Majority Asset Sale occurs, each holder of Securities will have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) (or, if a PIK Payment has been made, in denominations of $1.00 and any integral multiple of $1.00 in excess thereof with respect to a PIK Security or the portion of a Global Security constituting PIK Interest) of that holder’s Securities pursuant to an offer (a “Majority Asset Sale Offer”) on the terms set forth in this Indenture. In the Majority Asset Sale Offer, the Company will offer a payment (the “Majority Asset Sale Payment”) in cash equal to the aggregate principal amount of Securities repurchased, times the Majority Asset Sale Premium, plus accrued and unpaid interest, if any, on the Securities repurchased to the date of purchase (the “Majority Asset Sale Purchase Date”), subject to the rights of holders of Securities on the relevant record date to receive interest due on the relevant interest payment date.

(b) Within 30 days following any Majority Asset Sale, or at the Company’s option as set forth below, in advance of a Majority Asset Sale, the Company shall mail a notice to each holder describing the transaction or transactions that constitute the Majority Asset Sale and offering to repurchase Securities properly tendered prior to the expiration date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures required by this Indenture and described in such notice. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Majority Asset Sale. To the extent that the provisions of any securities laws or regulations conflict with the Majority Asset Sale provisions of this Indenture, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Majority Asset Sale provisions of this Indenture by virtue of such compliance.

(c) Promptly following the expiration of the Majority Asset Sale Offer, the Company shall, to the extent lawful, accept for payment all Securities or portions of Securities properly tendered pursuant to the Majority Asset Sale Offer. Promptly after such acceptance, the Company will, on the Majority Asset Sale Purchase Date:

(1) deposit with the Paying Agent an amount equal to the Majority Asset Sale Payment in respect of all Securities or portions of Securities properly tendered; and

(2) deliver or cause to be delivered to the Trustee the Securities properly tendered and accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company pursuant to the Majority Asset Sale Offer.

(d) The Paying Agent shall promptly mail or wire transfer to each holder of Securities properly tendered the Majority Asset Sale Payment for such Securities (or, if all the Securities are then in global form, make such payment through the facilities of DTC), and, upon receipt of an Authentication Order, the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each such holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any. The Company shall publicly announce the results of the Majority Asset Sale Offer on or as soon as practicable after the Majority Asset Sale Purchase Date.

(e) On the Majority Asset Sale Payment Date, all Securities purchased by the Company under this Section 4.09 shall be delivered by the Company to the Trustee for cancellation.

(f) The Company shall not be required to make a Majority Asset Sale Offer upon a Majority Asset Sale if notice of redemption has been given pursuant to this Indenture and pursuant to Section 5 of the Securities unless and until there is a default in payment of the applicable redemption price. Notwithstanding anything to the contrary contained herein, a Majority Asset Sale Offer may be made in advance of a Majority Asset Sale, conditioned upon the consummation of such Majority Asset Sale, if a definitive agreement is in place for the Majority Asset Sale at the time the Majority Asset Sale Offer is made.

(g) Securities repurchased by the Company pursuant to a Majority Asset Sale Offer will be retired and cancelled.

(h) In the event that holders of not less than 90% in aggregate principal amount of the outstanding Securities accept a Majority Asset Sale Offer and the Company purchases all of the Securities held by such holders, the Company will have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following the purchase pursuant to the Majority Asset Sale Offer, to redeem all of the Securities that remain outstanding following such purchase at a redemption price equal to the Majority Asset Sale Payment plus, to the extent not included in the Majority Asset Sale Payment, accrued and unpaid interest, if any, on the Securities that remain outstanding, to the date of redemption (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date).

SECTION 4.19 Indemnity Proceeds Offer.

Within 30 days following the Company’s receipt of cash proceeds from the Seller (as defined in the Purchase and Sale Agreement referred to below) pursuant to Article XI of that certain Purchase and Sale Agreement by and between the Company and Salt Run Capital, Inc., dated as of March 15, 2013, the Company shall be required to apply such cash proceeds within 180 days of receipt thereof, net of any actual loses, out-of-pocket expenses or fees, including, without limitation, legal, accounting and investment banking expenses and fees, and any taxes paid or payable as a result of receipt of such proceeds (the “Net Indemnity Proceeds”) in the manner set forth in Section 4.07(c). Any Net Indemnity Proceeds that are not applied or invested as provided in Section 4.07(c) shall constitute “Excess Indemnity Proceeds” and shall be subject to Section 4.07(d) (without giving effect to the reference to $10.0 million therein) as though such Excess Indemnity Proceeds were Excess Proceeds.

SECTION 4.20 Early Payment.

(a) If the Company redeems all of the Securities pursuant to paragraph 5 of the Securities prior to the twelve month anniversary of the Issue Date, (i) it shall on the applicable redemption date deposit with the Paying Agent an amount equal to the Additional Funding Payment and (ii) this Indenture will be discharged and will cease to be of further effect. The Paying Agent shall promptly mail or wire transfer to each holder of Securities such holder’s Applicable Percentage (as defined in the Note Purchase Agreement) of such Additional Funding Payment.

(b) If the Company makes a Change of Control Offer or Majority Asset Sale Offer prior to the twelve month anniversary of the Issue Date, it shall on the Change of Control Purchase Date or Majority Asset Sale Purchase Date, as applicable, deposit with the Paying Agent the Early Payment. The Paying Agent shall promptly mail or wire transfer to each holder of Securities that accepts such Change of Control Offer or Majority Sale Offer in accordance with the terms set forth in this Indenture such holder’s pro rata amount of such Early Payment and the Note Purchase Agreement shall terminate with respect to such Holder’s undrawn commitments thereunder.

Article 5

Merger, Consolidation or Sale of Assets

SECTION 5.01 The Company May Consolidate, Merge, Etc. Only on Certain Terms.

(a) The Company may not, directly or indirectly: (1) consolidate or merge with or into another Person (whether or not the Company is the survivor), or (2) sell, assign, transfer, convey, lease or otherwise dispose of all or more than 50% of its properties or assets, in one or more related transactions, to another Person, unless:

(1) either: (A) the Company is the surviving Person; or (B) the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition has been made is an entity organized or existing under the laws of the United States, any state of the United States or the District of Columbia;

(2) the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which such sale, assignment, transfer, lease, conveyance or other disposition has been made assumes all the obligations of the Company under the Securities and this Indenture pursuant to agreements reasonably satisfactory to the Trustee;

(3) immediately after such transaction, no Default or Event of Default exists; and

(4) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger or disposition and such supplemental indenture, if any, comply with this Indenture.

Notwithstanding anything to the contrary in this Section 5.01(a), a sale, assignment, transfer, conveyance, lease or other disposition of all or greater than 50% of the Company’s assets to a Person other than a Restricted Subsidiary shall be subject to Section 4.18 hereof. This Section 5.01(a) shall not apply to any sale, assignment, transfer, conveyance, lease or other disposition of assets between or among the Company or any Restricted Subsidiaries. Section 5.01(a)(3) shall not apply to (1) any merger or consolidation of the Company with or into any Restricted Subsidiary for any purpose, or (2) any merger or consolidation of the Company with or into an Affiliate solely for the purpose of reorganizing the Company in another jurisdiction.

SECTION 5.02 Subsidiary Guarantors May Consolidate, Etc. Only on Certain Terms.

Each Subsidiary Guarantor may not, directly or indirectly: (1) consolidate or merge with or into another Person (whether or not such Subsidiary Guarantor is the survivor), or (2) sell, assign, transfer, convey, lease or otherwise dispose of all or more than 50% of its properties or assets, in one or more related transactions, to another Person, unless:

(1) immediately after such transaction, no Default or Event of Default exists; and

(2) either:

(A) (i) in the case of a consolidation or merger, the Subsidiary Guarantor is the surviving Person or (ii) the Person acquiring the properties or assets in any such sale or other disposition or the Person formed by or surviving any such consolidation or merger (if other than the Subsidiary Guarantor) unconditionally assumes all the obligations of that Subsidiary Guarantor under its Guarantee and this Indenture pursuant to a supplemental indenture; or

(B) such transaction or series of transactions does not violate Section 4.07.

Notwithstanding the foregoing, this Section 5.02 shall not apply to any sale, assignment, transfer, conveyance, lease or other disposition of assets between or among the Company or any Subsidiary Guarantors. The immediately preceding clause (1) shall not apply to any merger or consolidation of a Subsidiary Guarantor with or into an Affiliate solely for the purpose of reorganizing the Subsidiary Guarantor in another jurisdiction.

Article 6

Defaults and Remedies

SECTION 6.01 Events of Default.

Each of the following is an “Event of Default”:

(1) default for 5 Business Days in the payment when due of interest, if any, on the Securities;

(2) default in the payment when due (at stated maturity, upon redemption or otherwise) of the principal of, or premium), if any, on, the Securities;

(3) failure by the Company to comply with Sections 4.07, 4.09, 4.17(b), 4.18 and Article 5;

(4) failure by the Company or any Restricted Subsidiary for 30 days after notice to the Company by the Trustee or the holders of at least 25% in aggregate principal amount of the Securities then outstanding to comply with any of the other agreements in this Indenture;

(5) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any Restricted Subsidiary (or the payment of which is guaranteed by the Company or any Restricted Subsidiary), whether such Indebtedness or Guarantee now exists, or is created after the date of this Indenture, if that default:

(A) is caused by a failure to pay principal of, premium on, if any, or interest, if any, on, such Indebtedness when due after giving effect to any grace period provided in such Indebtedness (a “Payment Default”); or

(B) results in the acceleration of such Indebtedness prior to its Stated Maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10.0 million or more; provided, however, if, prior to any acceleration of the Securities, (i) any such Payment Default is cured or waived, (ii) any such acceleration is rescinded, or (iii) such Indebtedness is repaid during the 10 Business Day period commencing upon the end of any applicable grace period for such Payment Default or the occurrence of such acceleration, as the case may be, any Default or Event of Default (but not any acceleration of the Securities) caused by such Payment Default or acceleration shall be automatically rescinded, so long as such rescission does not conflict with any final and non-appealable judgment entered by a court of competent jurisdiction, decree or applicable law;

(6) failure by the Company or any Restricted Subsidiary to pay final and non-appealable judgments entered by a court or courts of competent jurisdiction aggregating in excess of $10.0 million (to the extent not covered by insurance by a reputable and creditworthy insurer as to which the insurer has not disclaimed coverage, or self-insurance or reimbursement agreements), which judgments are not paid, waived, satisfied, discharged or stayed, for a period of 60 days;

(7) except as permitted by this Indenture, any Note Guarantee of any Significant Subsidiary or group of Restricted Subsidiaries that, taken together (as of the latest audited consolidated financial statements for the Company and its Restricted Subsidiaries), would constitute a Significant Subsidiary, is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect, or any such Subsidiary Guarantor, or any Person acting on behalf of any Subsidiary Guarantor, denies or disaffirms its obligations under its Note Guarantee;

(8) the Company, any Significant Subsidiary or group of Restricted Subsidiaries that, taken together (as of the latest audited consolidated financial statements for the Company and its Restricted Subsidiaries), would constitute a Significant Subsidiary, pursuant to or within the meaning of any Bankruptcy Law:

(A) commences a voluntary case under any Bankruptcy Law;

(B) consents to the entry of an order for relief against it in an involuntary case; or

(C) makes a general assignment for the benefit of its creditors;

(9) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(A) is for relief against the Company, any Significant Subsidiary or group of Restricted Subsidiaries that, taken together (as of the latest audited consolidated financial statements for the Company and its Restricted Subsidiaries), would constitute a Significant Subsidiary in an involuntary case;

(B) appoints a custodian of the Company, any Significant Subsidiary or group of Restricted Subsidiaries that, taken together (as of the latest audited consolidated financial statements for the Company and its Restricted Subsidiaries), would constitute a Significant Subsidiary, or for any substantial part of its or their property; or

(C) orders the winding-up or liquidation of the Company, any Significant Subsidiary or group of Restricted Subsidiaries that, taken together (as of the latest audited consolidated financial statements for the Company and its Restricted Subsidiaries), would constitute a Significant Subsidiary; and the order or decree remains unstayed and in effect for 60 days.

The foregoing shall constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

However, a default under clause (4) of this Section 6.01 will not constitute an Event of Default until the Trustee or the Holders of 25% in principal amount of the outstanding Securities notify the Company of the default and the Company or any Restricted Subsidiaries do not cure such default within the time specified after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a “Notice of Default.”

SECTION 6.02 Acceleration.

In the case of an Event of Default specified in Section 6.01(8) or (9), with respect to the Company, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary, all outstanding Securities and all premium and accrued and unpaid interest thereon will become due and payable immediately without further action or notice.

If any other Event of Default occurs and is continuing, and is known to the Trustee, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Securities may declare all the Securities and all premium and accrued and unpaid interest thereon to be due and payable immediately.

The Holders of a majority in aggregate principal amount of the then outstanding Securities by notice to the Trustee may rescind any such acceleration with respect to the Securities and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

SECTION 6.03 Other Remedies.

If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative, to the extent permitted by law.

SECTION 6.04 Waiver of Past Defaults.

The holders of a majority in aggregate principal amount of the then outstanding Securities by written notice to the Trustee may, on behalf of the holders of all of the Securities, waive any existing Default or Event of Default and its consequences under this Indenture, if the rescission would not conflict with any judgment or decree, except a continuing Default or Event of Default in the payment of principal of, premium on, if any, or interest, if any, on, the Securities. When a Default or Event of Default is waived, it is deemed cured, but not such waiver shall extend to any subsequent or other Default or impair any consequent right.

SECTION 6.05 Control by Majority.

The holders of a majority in principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.01, that the Trustee determines is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal or financial liability; provided, however, that the Trustee may withhold from holders of the Securities notice of any continuing Default or Event of Default if it determines that withholding notice is in their interest, except a Default or Event of Default relating to the payment of principal of, premium on, if any, and interest, if any.

SECTION 6.06 Limitation on Suits.

Subject to Article 7, in case an Event of Default occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any holders of Securities unless such holders have offered to the Trustee reasonable indemnity or security against any loss, liability or expense. Except to enforce the right to receive payment of principal, premium, if any, or interest, if any, when due, no holder of a Security may pursue any remedy with respect to this Indenture or the Securities unless:

(1) such holder has previously given the Trustee written notice that an Event of Default is continuing;

(2) holders of at least 25% in aggregate principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

(3) such holder or holders offer and, if requested, provide to the Trustee security or indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

(4) the Trustee does not comply with such request within 60 days after receipt of the request and the offer of security or indemnity; and

(5) during such 60-day period, holders of a majority in aggregate principal amount of the then outstanding Securities do not give the Trustee a direction inconsistent with such request.

A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder. In the event that the Definitive Securities are not issued to any beneficial owner promptly after the Registrar has received a proper request from the Holder of a Global Security to issue such Definitive Securities to such beneficial owner of its nominee, the Company expressly agrees and acknowledges, with respect to the right of any Holder to pursue a remedy pursuant to this Indenture, the right of such beneficial holder of Securities to pursue such remedy with respect to the portion of the Global Security that represents such beneficial holder’s Securities as if such Definitive Securities had been issued.

SECTION 6.07 Rights of Holders to Receive Payment.

Notwithstanding any other provision of this Indenture, the right of any holder to receive payment of principal of, premium, if any, and interest on the Securities held by such holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder.

SECTION 6.08 Collection Suit by Trustee.

If an Event of Default specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as Trustee of an express trust against the Company for the whole amount of principal of, premium, if any, and interest on the Securities then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 7.07.

SECTION 6.09 Trustee May File Proofs of Claim.

The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the holders in any election of a Trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.07.

SECTION 6.10 Priorities.

If the Trustee collects any money or property pursuant to this Article 6, it shall pay out the money or property in the following order:

FIRST: to the Trustee for amounts due under Section 7.07;

SECOND: to Securityholders for amounts due and unpaid on the Securities for principal and interest and premium (if any), ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

THIRD: to the Company or to such party as a court of competent jurisdiction shall direct, including a Subsidiary Guarantor, if applicable.

The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section. At least 15 days before such record date, the Company shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

SECTION 6.11 Undertaking for Costs.

In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court of competent jurisdiction in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a holder pursuant to Section 6.07 or a suit by holders of more than 10% in aggregate principal amount of the Securities.

Article 7

Trustee

SECTION 7.01 Duties of Trustee.

(a) If an Event of Default has occurred and is continuing, the Trustee, once it becomes aware of any such Event of Default, shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.

(b) Except during the continuance of an Event of Default:

(1) the duties of the Trustee shall be determined by the express provisions of this Indenture and the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but shall not be required to verify any mathematical calculations or factual statements contained therein).

(c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(1) this Section 7.01(c)(1) does not limit the effect of Section 7.01(b);

(2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

(3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

(d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

(e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by applicable law.

(f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity or security against such risk or liability is not reasonably assured to it.

(g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

(h) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its rights to be indemnified, are extended to, and shall be enforceable by, each Agent and the Trustee in each of its capacities and roles hereunder and in its capacity as Trustee under any other agreement executed in connection with this Indenture to which the Trustee or an Agent is a party.

SECTION 7.02 Rights of Trustee.

(a) The Trustee may conclusively rely on any document believed in good faith by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

(b) Before the Trustee acts or refrains from acting, to the extent set forth herein, it may require an Officers’ Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in conclusive reliance on the Officers’ Certificate or Opinion of Counsel.

(c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

(d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee’s conduct does not constitute willful misconduct or negligence.

(e) The Trustee may consult with counsel of its selection, and the advice of such counsel or any Opinion of Counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(f) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

(g) If an Event of Default occurs and is continuing, the Trustee shall be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any Holders unless such Holders have offered to the Trustee, and the Trustee has received, indemnity or security (or both) satisfactory to it against any loss, liability or expense that might be incurred by it in compliance with such request or direction.

(h) The Trustee shall not be deemed to have knowledge of any Default or Event of Default except: (1) any Event of Default occurring pursuant to Section 6.01(1) or 6.01(2); or (2) any Default or Event of Default of which a Trust Officer shall have received written notification.

(i) The permissive rights of the Trustee to act hereunder shall not be construed as a duty.

(j) In no event shall the Trustee or any Agent be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee or any Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(k) The Trustee may request that the Company deliver an Officers’ Certificate setting forth the names of individuals and titles of officers authorized at such times to take specified actions pursuant to this Indenture.

(l) Neither the Trustee nor any Agent shall incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Trustee or such Agent, as applicable, that prevents the Trustee or such Agent from performing such act or fulfilling such duty, obligation or responsibility hereunder

(including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire, facsimile or other wire or communication facility); it being understood and agreed that the Trustee or such Agent shall use commercially reasonable efforts consistent with practices in the banking industry to resume performance as soon as practicable.

SECTION 7.03 Individual Rights of Trustee.

The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

SECTION 7.04 Trustee’s Disclaimer.

The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities; it shall not be accountable for the Company’s use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee’s certificate of authentication.

SECTION 7.05 Notice of Defaults.

If a Default occurs, is continuing and is actually known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default within 30 days after the Trustee obtains knowledge thereof unless such Default shall have been cured or waived. Except in the case of a Default in the payment of principal of, premium, if any, or interest on any Security, the Trustee may withhold the notice if and so long as it in good faith determines that withholding the notice is in the interests of the Securityholders.

SECTION 7.06 Reports by Trustee to Holders.

As promptly as practicable after each June 15, beginning with the June 15 following the date of this Indenture, and in any event prior to August 15 in each year, the Trustee shall mail to each Securityholder a brief report dated as of June 15 that complies with TIA § 313(a), if such report is required by TIA § 313. The Trustee shall also comply with TIA § 313(b).

As promptly as practicable and at the Company’s expense, upon the Company’s request, the Trustee shall mail to each Securityholder any report received by the Trustee from the Company pursuant to Section 4.02.

SECTION 7.07 Compensation and Indemnity.

The Company shall pay to the Trustee from time to time such compensation for its services as agreed in writing by the Company and the Trustee. The Trustee’s compensation shall not be limited by any law on compensation of a Trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee’s agents, counsel, accountants and experts. The Company shall indemnify the Trustee and each Agent and their respective officers, directors, employees and agents against any and all loss, liability, damage, claim or expense (including reasonable attorneys’ fees and expenses) including the costs and expenses of enforcing this Indenture against the Company and the Subsidiary Guarantors (including this Section 7.07) and defending itself against any claim (whether asserted by the Company, the Subsidiary Guarantors, any holder or any other Person) incurred by it in connection with the administration of this Indenture and the performance of its duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee may have one separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee’s own willful misconduct or negligence.

To secure the Company’s payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of, premium, if any, and interest on particular Securities.

The Company’s payment obligations and the Trustee’s lien pursuant to this Section shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee. When the Trustee incurs expenses after the occurrence of an Event of Default specified in Section 6.01(8) or (9) with respect to the Company, the compensation and expenses (including without limitation the reasonable fees and expenses of agents and counsel) are intended to constitute expenses of administration under the Bankruptcy Law.

SECTION 7.08 Replacement of Trustee.

The Trustee may resign upon thirty (30) days prior written notice, effective as of the date set forth below, at any time by so notifying the Company. The holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Company may remove the Trustee if:

(1) the Trustee fails to comply with Section 7.10;

(2) the Trustee is adjudged bankrupt or insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

(3) a receiver or other public officer takes charge of the Trustee or its property; or

(4) the Trustee otherwise becomes incapable of acting.

If the Trustee resigns or is removed by the Company or by the holders of a majority in principal amount of the Securities and such holders do not reasonably and promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the retiring Trustee have been paid, subject to the lien provided for in Section 7.07. Notwithstanding the replacement of the Trustee pursuant to this Section 7.08, the Company’s obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee or the holders of 10% in principal amount of the Securities may petition any court of competent jurisdiction, at the expense of the Company, for the appointment of a successor Trustee.

If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

SECTION 7.09 Successor Trustee by Merger.

If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

SECTION 7.10 Eligibility; Disqualification.

The Trustee shall at all times satisfy the requirements of TIA § 310(a). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA § 310(b); provided, however, that there shall be excluded from the operation of TIA § 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA § 310(b)(1) are met.

SECTION 7.11 Preferential Collection of Claims Against the Company.

The Trustee shall comply with TIA § 311(a), excluding any creditor relationship listed in TIA § 311(b). A Trustee who has resigned or been removed shall be subject to TIA § 311(a) to the extent indicated.

Article 8

Amendments

SECTION 8.01 Without Consent of Holders.

Without the consent of any holder of Securities, the Company, the Subsidiary Guarantors and the Trustee may amend or supplement this Indenture, the Securities or the Note Guarantees to:

(1) cure any ambiguity, omission, mistake, defect or inconsistency;

(2) provide for uncertificated Securities in addition to or in place of certificated Securities;

(3) provide for the assumption of the Company’s or a Subsidiary Guarantor’s obligations to holders of Securities and Note Guarantees in the case of a merger or consolidation or sale of all or substantially all of the Company’s or such Subsidiary Guarantor’s assets, as applicable;

(4) make any change that would provide any additional rights or benefits to the holders of Securities or that does not adversely affect the legal rights under the Indenture of any holder of Securities in any material respect;

(5) provide for the issuance of additional Securities in accordance with the limitations set forth in this Indenture as of the date of this Indenture;

(6) secure the payments due to the holders under this Indenture and the Securities or the Note Guarantees pursuant to the requirements of Section 4.10;

(7) in the event PIK Securities are issued to make appropriate amendments to this Indenture to reflect an appropriate minimum denomination of PIK Securities and establish minimum redemption amounts for PIK Securities;

(8) to add any additional Subsidiary Guarantor or to evidence the release of any Subsidiary Guarantor from its Note Guarantee, in each case as provided in this Indenture;

(9) to evidence or provide for the acceptance of appointment under this Indenture of a successor Trustee;

(10) comply with any requirements of the SEC in connection with the qualification of this Indenture under the TIA; or

(11) to comply with the rules of any applicable securities depository.

After an amendment or supplement under this Section becomes effective, the Company shall mail to holders of the Securities a notice briefly describing such amendment or supplement. The failure to give such notice to all holders of the Securities, or any defect therein, shall not impair or affect the validity of an amendment or supplement under this Section.

SECTION 8.02 With Consent of Holders.

This Indenture, the Securities or the Note Guarantees may be amended or supplemented, any existing Default or Event of Default can be waived and the Company’s or any Subsidiary Guarantor’s compliance with any provision of this Indenture, the Securities or the Note Guarantee can be waived, in each case, with the consent of the holders of a majority in aggregate principal amount of the then outstanding Securities (including, without limitation, additional Securities, if any) voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Securities). Notwithstanding the foregoing, without the written consent of each holder of Securities affected thereby, an amendment, supplement or waiver may not (with respect to any Securities held by a non-consenting holder):

(1) reduce the principal amount of Securities whose holders must consent to an amendment, supplement or waiver, or otherwise change the principal amount of the outstanding Securities required to be held to take any action hereunder;

(2) reduce the principal amount of any Security, or change the fixed maturity of any Security (including any date fixed for any payment of any fees, principal or interest thereon);

(3) reduce the rate of or change the time for payment of interest (including default interest) on any of the Securities;

(4) waive a Default or Event of Default in the payment of principal of, premium on, if any, or interest, if any, on, the Securities (except a rescission of acceleration of the Securities in accordance with this Indenture);

(5) make any Security payable in money or other consideration other than that stated in the Securities;

(6) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of holders of Securities to receive payments of principal of, premium on, if any, or interest, if any, on, the Securities;

(7) alter or waive any of the provisions with respect to the redemption or repurchase of, or any redemption or repurchase payment with respect to, any Security;

(8) release the Company from its payment obligations or other Obligations under this Indenture with respect to the Securities or release any Subsidiary Guarantor from any of its obligations under its Note Guarantee or this Indenture, except in accordance with the terms of this Indenture; or

(9) make any change in Sections 2.13 (Issuance of Additional Securities), 4.01 (Payment of Securities), or 6.07 (Rights of Holders to Receive Payment), or in any of the provisions in this Article 8.

It shall not be necessary for the consent of the holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

After an amendment or supplement under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment or supplement. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment or supplement under this Section.

SECTION 8.03 Revocation and Effect of Consents and Waivers.

A consent to an amendment, supplement or a waiver by a holder of a Security shall bind the holder and every subsequent holder of that Security or portion of the Security that evidences the same debt as the consenting holder’s Security, even if notation of the consent or waiver is not made on the Security. However, any such holder may revoke the consent or waiver as to such holder’s Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder. An amendment, supplement or waiver becomes effective in accordance with its terms.

The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described in this Article 8 or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent, to revoke any such consent previously given or to take any action to effect such consent or revocation, whether or not such Persons continue to be holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

SECTION 8.04 Notation on or Exchange of Securities.

If an amendment changes the terms of a Security, the Trustee may require the holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the holder. Alternatively, if the Company or the Trustee so determine, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

SECTION 8.05 Trustee to Sign Amendments.

The Trustee shall sign any amendment or supplement authorized pursuant to this Article 8 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall receive indemnity reasonably satisfactory to it and (subject to Section 7.01) shall be fully protected in relying upon, an Officers’ Certificate and an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Indenture.

Article 9

Guarantees

SECTION 9.01 Guarantees.

(a) Each Subsidiary Guarantor hereby unconditionally and irrevocably guarantees, jointly and severally on an unsecured basis, to each holder and to the Trustee and its successors and assigns the full and punctual payment of principal of, premium on, and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under this Indenture and the Securities in accordance with the terms hereof and thereof (all the foregoing being hereinafter collectively called the “Guaranteed Obligations”). Each Subsidiary Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Subsidiary Guarantor and that such Subsidiary Guarantor shall remain bound under this Article 9 notwithstanding any extension or renewal of any Guaranteed Obligation.

(b) To the fullest extent allowed by applicable law, each Subsidiary Guarantor waives presentation to, demand of, payment from and protest to the Company of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. To the fullest extent allowed by applicable law, each Subsidiary Guarantor waives notice of any default under the Securities or the Guaranteed Obligations. The obligations of each Subsidiary Guarantor hereunder shall not be affected by: (1) the failure of any holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person (including any Subsidiary Guarantor) under this Indenture, the Securities or any other agreement or otherwise; (2) any extension or renewal of any thereof; (3) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities or any other agreement; (4) the release of any security held by any holder or the Trustee for the Guaranteed Obligations or any of them; (5) the failure of any holder or the Trustee to exercise any right or remedy against any other guarantor of the Guaranteed Obligations; or (6) except as set forth in Section 9.06, any change in the ownership of such Subsidiary Guarantor.

Each Subsidiary Guarantor further agrees that its Note Guarantee constitutes a guarantee of payment when due (and not a guarantee of collection) and (to the extent it may lawfully do so) waives any right to require that any resort be had by any holder or the Trustee to any security held for payment of the Guaranteed Obligations.

(c) To the fullest extent allowed by applicable law, except as expressly set forth in Sections 9.02 and 9.06, the obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, to the fullest extent allowed by applicable law, the obligations of each Subsidiary Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Subsidiary Guarantor or would otherwise operate as a discharge of such Subsidiary Guarantor as a matter of law or equity.

(d) Except as set forth in Sections 9.02 and 9.06, each Subsidiary Guarantor further agrees that its Note Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of, premium on, or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

(e) In furtherance of the foregoing and not in limitation of any other right which any holder or the Trustee has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Company to pay the Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, each Subsidiary Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the holders or the Trustee an amount equal to the sum of (A) the unpaid amount of such Guaranteed Obligations, and (B) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law).

(f) Each Subsidiary Guarantor further agrees that, as between it, on the one hand, and the holders and the Trustee, on the other hand, (i) the maturity of the Guaranteed Obligations hereby may be accelerated as provided in Article 6 for the purposes of such Subsidiary Guarantor’s Note Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations guaranteed hereby and (ii) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Article 6, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by such Subsidiary Guarantor for the purposes of this Section.

(g) Each Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Trustee or any holder in enforcing any rights under this Section.

SECTION 9.02 Limitation on Liability.

Any term or provision of this Indenture to the contrary notwithstanding, the maximum aggregate amount of any Subsidiary Guarantor’s Note Guarantee shall not exceed the maximum amount that can be guaranteed by such Subsidiary Guarantor without rendering this Indenture, as it relates to such Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

SECTION 9.03 Successors and Assigns.

This Article 9 shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the holders and, in the event of any transfer or assignment of rights by any holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

SECTION 9.04 No Waiver.

Neither a failure nor a delay on the part of either the Trustee or the holders in exercising any right, power or privilege under this Article 9 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article 9 at law, in equity, by statute or otherwise.

SECTION 9.05 Modification.

No modification, amendment or waiver of any provision of this Article 9, nor the consent to any departure by any Subsidiary Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in the same, similar or other circumstances.

SECTION 9.06 Release of Subsidiary Guarantor.

A Subsidiary Guarantor shall be released from its obligations hereunder (other than any of its obligations that may have arisen under Section 9.07) without the consent of any holders:

(a) in connection with any sale or other disposition of all or substantially all of the properties or assets of such Subsidiary Guarantor by way of merger, consolidation or otherwise, to a Person that is not (either before or after giving effect to such transaction) the Company or any Restricted Subsidiary, if the sale or other disposition does not violate Section 4.07;

(b) in connection with any sale or other disposition of the Capital Stock of such Subsidiary Guarantor to a Person that is not (either before or after giving effect to such transaction) the Company or any Restricted Subsidiary, if the sale or other disposition does not violate Section 4.07 and the Subsidiary Guarantor ceases to be a Restricted Subsidiary as a result of the sale or other disposition;

(c) if the Company changes the designation of such Subsidiary Guarantor from a Restricted Subsidiary to an Unrestricted Subsidiary in accordance with the applicable provisions of this Indenture;

(d) if the Indebtedness which resulted in such Subsidiary Guarantor’s obligation to Guarantee the Securities pursuant to Section 4.12 is repaid, satisfied or discharged or if such Subsidiary Guarantor’s guarantee thereof is released or discharged;

(e) upon the liquidation or dissolution of such Subsidiary Guarantor that does not constitute an Event of Default;

(f) if such Subsidiary Guarantor is not otherwise required to Guarantee any Indebtedness incurred pursuant to Section 4.05(b)(1) as a result of such Subsidiary Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (7 U.S.C. Section 1 et seq.), as amended from time to time, and any successor statute; or

(g) upon legal defeasance, covenant defeasance or satisfaction and discharge of this Indenture and in accordance with its terms.

At the request of the Company, the Trustee shall execute and deliver an appropriate instrument evidencing any release under this Section.

SECTION 9.07 Contribution.

Each Subsidiary Guarantor that makes a payment under its Note Guarantee shall be entitled upon payment in full of all Guaranteed Obligations under this Indenture to a contribution from each other Subsidiary Guarantor in an amount equal to such other Subsidiary Guarantor’s pro rata portion of such payment based on the respective net assets of all the Subsidiary Guarantors at the time of such payment determined in accordance with GAAP, to the extent such Subsidiary Guarantor has not already so paid.

Article 10

Legal Defeasance and Covenant Defeasance

SECTION 10.01 Option to Effect Legal Defeasance and Covenant Defeasance.

The Company may at any time, at its option, elect to have either Section 10.02 or 10.03 hereof be applied to all outstanding Securities upon compliance with the conditions set forth below in this Article 10.

SECTION 10.02 Legal Defeasance and Discharge.

Upon the Company’s exercise pursuant to Section 10.01 of its option to have this Section 10.02 applied to the Securities, the Company and each Subsidiary Guarantor shall, subject to the satisfaction of the conditions set forth in Section 10.04, be deemed to have been discharged from their obligations with respect to all outstanding Securities (including the Guaranteed Obligations) on the date the conditions set forth below are satisfied (hereinafter, “Legal Defeasance”). For this purpose, Legal Defeasance means that the Company and each Subsidiary Guarantor will be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Securities (including the Guaranteed Obligations), which shall thereafter be deemed to be “outstanding” only for the purposes of Section 10.05 hereof and the other Sections of this Indenture referred to in clauses (1) and (2) below, and to have satisfied all their other Obligations under such Securities, the Guaranteed Obligations and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which will survive until otherwise terminated or discharged hereunder:

(1) the rights of holders of outstanding Securities to receive payments in respect of the principal of, and interest or premium, if any, on, such Securities when such payments are due from the trust referred to in Section 10.04(1);

(2) the Company’s obligations with respect to the Securities under Sections 2.03, 2.04, 2.05, 2.07 and 2.09;

(3) the rights, powers, trusts, duties and immunities of the Trustee, including, without limitation, Section 7.07, and the Company’s and each Subsidiary Guarantor’s obligations in connection therewith; and

(4) this Article 10.

If the Company exercises its defeasance option pursuant to this Section 10.02, the Guaranteed Obligations will terminate with respect to the Securities, and payment of the Securities may not be accelerated pursuant to Section 6.02 because of an Event of Default. Subject to compliance with this Article, the Company may exercise its option to have this Section applied to any Securities notwithstanding the prior exercise of its option to have Section 10.03 applied to such Securities.

SECTION 10.03 Covenant Defeasance.

Upon the Company’s exercise pursuant to Section 10.01 hereof of its option to have this Section 10.03 applied to the Securities, the Company and each Subsidiary Guarantor shall, subject to the satisfaction of the conditions set forth in Section 10.04 hereof, be released from each of their Obligations under the covenants contained in Sections 4.04 through 4.18 hereof with respect to the outstanding Securities and be released from the Note Guarantees on and after the date the conditions set forth in Section 10.04 hereof are satisfied (hereinafter, “Covenant Defeasance”), and the Securities will thereafter be deemed not “outstanding” for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but will continue to be deemed “outstanding” for all other purposes hereunder (it being understood that such Securities will not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Securities and Guaranteed Obligations, the Company and each Subsidiary Guarantor may omit to comply with and will have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply will not constitute a Default or an Event of Default pursuant to Section 6.01 hereof, but, except as specified above, the remainder of this Indenture and such Securities and Guaranteed Obligations will be unaffected thereby. In addition, upon the Company’s exercise pursuant to Section 10.01 hereof of the option applicable to this Section 10.03, subject to the satisfaction of the conditions set forth in Section 10.04 hereof, Sections 6.01(3) through 6.01(10) hereof will not constitute Events of Default.

SECTION 10.04 Conditions to Legal or Covenant Defeasance.

In order to exercise either Legal Defeasance or Covenant Defeasance under either Section 10.02 or 10.03 hereof:

(1) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the holders of the Securities, cash in United States dollars, non-callable Government Securities, or a combination of cash in United States dollars and non-callable Government Securities, in amounts as will be sufficient, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to pay the principal of, or interest and premium, if any, on, the outstanding Securities on the stated date for payment thereof or on the applicable redemption date, as the case may be, and the Company must specify whether the Securities are being defeased to such stated date for payment or to a particular redemption date;

(2) in the case of an election pursuant to Section 10.02 hereof, the Company has delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that:

(A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or

(B) since the Issue Date, or the date of issuance of any Additional Security, as the case may be, there has been a change in the applicable federal income tax law,

in either case to the effect that, and based thereon such Opinion of Counsel will confirm that, the holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

(3) in the case of Covenant Defeasance, the Company has delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

(4) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds, all or a portion of the proceeds of which will be applied to such deposit, or the grant of any Lien securing any such borrowing);

(5) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture, the Securities and the Note Guarantees) to which the Company or any Restricted Subsidiary is a party or by which the Company or any Restricted Subsidiary is bound, unless if such breach or default would occur it is waived as of and for all purposes on or after the date of such Legal Defeasance or Covenant Defeasance;

(6) the Company shall have delivered to the Trustee an Officers’ Certificate stating that the deposit was not made by the Company with the intent of preferring the holders of Securities over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding any creditors of the Company or any Subsidiary Guarantor or others; and

(7) the Company must deliver to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance, as the case may be, have been complied with.

SECTION 10.05 Deposited Money and Government Securities to be Held in Trust; Other Miscellaneous Provisions.

Subject to Section 10.06 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 10.05, the “Trustee”) pursuant to Section 10.04 hereof in respect of the outstanding Securities will be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or indirectly, as the Trustee may determine, to the holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

The Company will pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 10.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

Notwithstanding anything in this Article 10 to the contrary, the Trustee will deliver or pay to the Company from time to time upon request of the Company any money or non-callable Government Securities held by it as provided in Section 10.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants, investment bank or appraisal firm expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered pursuant to Section 10.04(1) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

SECTION 10.06 Repayment to the Company.

Any money deposited with the Trustee, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on, any Security and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on their request or (if then held by the Company) will be discharged from such trust; and the holder of such Security will thereafter be permitted to look only to the Company for payment thereof, and all liability of the Trustee with respect to such trust money, and all liability of the Company as trustee thereof, will thereupon cease; provided, however, that the Trustee, before being required to make any such repayment, may at the expense of the Company cause to be published once, in The New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which will not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.07 Reinstatement.

If the Trustee is unable to apply any United States dollars or non-callable Government Securities in accordance with Section 10.02 or 10.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company’s and each Subsidiary Guarantor’s Obligations under this Indenture and the Securities and the Note Guarantees will be revived and reinstated as though no deposit had occurred pursuant to Section 10.02 or 10.03 hereof until such time as the Trustee is permitted to apply all such money in accordance with Section 10.02 or 10.03 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest on, any Security following the reinstatement of its obligations, the Company will be subrogated to the rights of the holders of such Securities to receive such payment from the money held by the Trustee.

Article 11

Satisfaction and Discharge

SECTION 11.01 Satisfaction and Discharge.

This Indenture will be discharged and will cease to be of further effect as to all Securities issued hereunder, when:

(1) either:

(a) all Securities that have been authenticated and delivered, except lost, stolen or destroyed Securities that have been replaced or paid and Securities for whose payment money has theretofore been deposited in trust and thereafter repaid to the Company or discharged from such trust as provided in this Indenture, have been delivered to the Trustee for cancellation; or

(b) all Securities that have not been delivered to the Trustee for cancellation have become due and payable by reason of giving a notice of redemption or otherwise or will become due and payable within one year and the Company has or any Subsidiary Guarantor has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the holders, cash in United States dollars, non-callable Government Securities, or a combination of cash in United States dollars and non-callable Government Securities, in amounts as will be sufficient, without consideration of any reinvestment of interest, to pay and discharge the entire Indebtedness on the Securities not delivered to the Trustee for cancellation for principal, premium and accrued interest to the date of maturity or redemption, in accordance with the terms of this Indenture;

(2) no Default or Event of Default has occurred and is continuing on the date of the deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit or the grant of any Lien securing such borrowing or any portion thereof) and the deposit will not result in a breach of, or constitute a default under, any other material instrument to which the Company or any Subsidiary Guarantor is a party or by which the Company or any Subsidiary Guarantor is bound;

(3) the Company or any Subsidiary Guarantor has paid or caused to be paid all sums payable by it under this Indenture; and

(4) the Company has delivered irrevocable instructions to the Trustee under this Indenture to apply the deposited money toward the payment of the Securities at maturity or on the redemption date, as the case may be.

In addition, the Company must deliver an Officers’ Certificate and an Opinion of Counsel to the Trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.

SECTION 11.02 Application of Trust Money.

All money deposited with the Trustee pursuant to Section 11.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or indirectly as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

If the Trustee is unable to apply any money or Government Securities in accordance with Section 11.01 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company’s and any Subsidiary Guarantor’s obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.01 hereof; provided that if the Company has made any payment of principal of, premium, if any, or interest on, any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Securities to receive such payment from the money or Government Securities held by the Trustee.

Article 12

Miscellaneous

SECTION 12.01 Notices.

Except for such notice described in Section 4.02(d), any notice, request or communication shall be in writing (including facsimile and electronic transmission in PDF format) and delivered in person or mailed by first-class mail addressed as follows:

if to the Company or any Subsidiary Guarantor:

2121 Old Gatesburg Rd, Suite 110

State College, PA 16803

Attn: Chief Financial Officer

Telephone: (814) 308-9754

Facsimile: (480) 393-4565

if to the Trustee:

Deutsche Bank Trust Company Americas

Trust & Agency Services

60 Wall Street, MS NYC60-2710

New York, New York 10005

Attention: Corporates Team Deal Manager – Eclipse Resources I L.P.

Facsimile: (732) 578-4635

with a copy to (which shall not constitute notice):

Deutsche Bank Trust Company Americas

c/o Deutsche Bank National Trust Company

Trust & Agency Services

100 Plaza One, Mailstop JCY03-0699

Jersey City, New Jersey 07311

Attention: Corporates Team Deal Manager – Eclipse Resources I L.P.

Facsimile: (732) 578-4635

The Company or the Trustee by notice to the other pursuant to this Section 12.01 may designate additional or different addresses for subsequent notices or communications.

Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder’s address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 12.02 Communication by Holders with Other Holders.

Securityholders may communicate pursuant to TIA § 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, any Subsidiary Guarantor, the Trustee, the Registrar and anyone else shall have the protection of TIA § 312(c).

SECTION 12.03 Certificate and Opinion as to Conditions Precedent.

Upon any request or application by the Company or any of the Subsidiary Guarantors to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee:

(1) an Officers’ Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

(2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with; provided, however, that such Opinion of Counsel shall not be required to be furnished in connection with the issuance of the Securities on the Issue Date.

SECTION 12.04 Statements Required in Certificate or Opinion.

Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

(1) a statement that the individual making such certificate or opinion has read such covenant or condition;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with (which, in the case of an Opinion of Counsel, may be limited to reliance on an Officers’ Certificate as to matters of fact); and

(4) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

SECTION 12.05 When Securities are Disregarded.

In determining whether the holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in conclusively relying on any such direction, waiver or consent, only Securities which a Trust Officer actually knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

SECTION 12.06 Rules by Trustee, Paying Agent and Registrar.

The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar and the Paying Agent may make reasonable rules and set reasonable requirements for their functions.

SECTION 12.07 Legal Holidays.

If a payment date is not a Business Day, payment shall be made on the next succeeding Business Day, and no interest shall accrue for the intervening period. If a regular record date is not a Business Day, the record date shall not be affected.

SECTION 12.08 Governing Law.

This Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 12.09 No Recourse Against Others.

No director, officer, employee, member, partner, incorporator or stockholder of the General Partner, the Company or any of their respective Subsidiaries, as such, will have any liability for any obligations of the Company or the Subsidiary Guarantors under the Securities, this Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation or the transactions contemplated hereby. Each holder of Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities. The waiver may not be effective to waive liabilities under the federal securities laws.

SECTION 12.10 Successors.

All agreements of the Company and each Subsidiary Guarantor in this Indenture and the Securities shall bind their successors. All agreements of the Trustee, the Paying Agent and the Registrar in this Indenture shall bind their respective successors.

SECTION 12.11 Severability.

In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 12.12 Multiple Originals.

The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture. The exchange of copies of this Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

SECTION 12.13 Table of Contents; Headings.

The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

SECTION 12.14 WAIVER OF JURY TRIAL.

THE COMPANY, THE SUBSIDIARY GUARANTORS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 12.15 U.S.A. Patriot Act.

The parties hereto acknowledge that in order to help the United States government fight the funding of terrorism and money laundering activities, pursuant to Federal regulations that became effective on October 1, 2003 (Section 326 of the USA PATRIOT Act), all financial institutions are required to obtain, verify, record and update information that identifies each person establishing a relationship or opening an account. The parties to this Indenture agree that they will provide to the Trustee such information as it may request, from time to time, in order for the Trustee to satisfy the requirements of the USA PATRIOT Act, including but not limited to the name, address, tax identification number and other information that will allow it to identify the individual or entity who is establishing the relationship or opening the account and may also ask for formation documents such as articles of incorporation or other identifying documents to be provided.

SECTION 12.16 Confidential Information.

For the purposes of this Section 12.16, “Confidential Information” means information furnished to any Holder by or on behalf of the Company or any of its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Indenture, whether tangible or intangible, whether or not marked “confidential” and regardless of the form in which it is maintained or communicated, including oral, written, documentary, digital and electronic forms. The Confidential Information may contain material, non-public information within the meaning of the U.S. federal securities laws. Each Holder acknowledges that the U.S. federal securities laws and other laws prohibit any person who has any such material, non-public information about a company from purchasing or selling securities of that company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities and agrees not to trade securities of the Company while in possession of any such material nonpublic information.

Each Holder agrees to keep the Confidential Information confidential and agrees to not disclose it to any other person, other than (a) their respective directors, officers, employees, funding sources, investment committee members, consultants, agents, attorneys, trustees and affiliates (collectively, the “Representatives”) to the extent such disclosure reasonably relates to the administration of the investment represented by such Holder’s Securities, (b) their respective auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 12.16, (c) any other holder of any Security and (d) any investor to which such Holder sells or offers to sell such Security or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 12.16); provided that, such Holder may disclose such Confidential Information (i) if such Confidential Information is or becomes generally available to the public without any violation of this Agreement on the part of the such Holder or Representative, (ii) if such Confidential Information becomes available to such Holder on a non-confidential basis from a source which is not known to such Holder to be prohibited from disclosing any portion of the Confidential Information to such Holder and (iii) as required by law, rule or regulation applicable to such Holder. Notwithstanding the foregoing each Holder may publicize in its marketing materials that the Holder acted as “Investor” in connection with the Securities (which may include the reproduction of the Company’s logos) and, with respect to any marketing material distributed to a Holders’ affiliates or funds managed or advised by a Holder or investors or potential investors of such funds, the Holders may disclose general information (including size of the debt financing and pricing terms) that is customary for such client or fund raising marketing.

Each holder of a Note, by its acceptance of a Security or a beneficial interest therein, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 12.16 as though it were a party to this Indenture. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Indenture or requested by such holder (other than a holder that is a party to this Indenture or its nominee), such holder will enter into an agreement with the Company embodying this Section 12.16.

In the event that as a condition to receiving access to information relating to the Company or any of its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Indenture, any Holder is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 12.16, this Section 12.16 shall not be amended thereby and, as between such Holder and the Company, this Section 12.16 shall supersede any such other confidentiality undertaking.

Upon consummation of an Exchange Offer by the Company in accordance with Section 2.06(f) hereof or a Qualified IPO, the requirements of this Section 12.16 shall be deemed to no longer apply to any Holder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

ECLIPSE RESOURCES I, LP

By:	/s/ Benjamin W. Hulburt
Name:	Benjamin W. Hulburt
Title:	President and CEO

[Signature page to Indenture]

TRUSTEE:

DEUTSCHE BANK TRUST COMPANY AMERICAS

BY:	DEUTSCHE BANK NATIONAL TRUST COMPANY

By:	/s/ Wanda Camacho
Name:	Wanda Camacho
Title:	Vice President

By:	/s/ Robert S. Peschler
Name:	Robert S. Peschler
Title:	Vice President

[Signature page to Indenture]

EXHIBIT A

[FORM OF FACE OF SECURITY]

[Insert Global Security Legend, if applicable]

[Insert Private Placement Legend, if applicable]

[Insert Regulation S Temporary Global Security Legend, if applicable]

CUSIP [ ]
ISIN [ ]

No.	US$

12.0% Senior Unsecured PIK Notes due 2018

Eclipse Resources I, LP, a Delaware limited partnership, promises to pay to Cede & Co., or registered assigns, the principal sum of $         (as such sum may be increased or decreased as reflected on the Schedule of Increases or Decreases in the Global Security attached hereto) on [                    ].

Interest Payment Dates: January 15 and July 15; commencing January 15, 2014.

Record Dates: January 1 and July 1 of each year.

Maturity Date: July 15, 2018

Additional provisions of this Security are set forth on the other side of this Security.

IN WITNESS WHEREOF, Eclipse Resources I, LP has caused this instrument to be duly executed.

ECLIPSE RESOURCES I, LP

By:
Name:
Title:

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee, certifies that this is one of the Securities referred to in the Indenture.

BY:	DEUTSCHE BANK NATIONAL TRUST COMPANY

By:
Name:
Title:

By:
Name:
Title:

Date:

[FORM OF REVERSE SIDE OF SECURITY]

12.0% Senior Unsecured PIK Notes due 2018

1.	Interest

Eclipse Resources I, LP, a Delaware limited partnership (the “Company”), promises to pay or cause to be paid interest on the principal amount of this Security at the rate of 12.0% per annum in the case of cash interest (“Cash Interest”) and 13.0% per annum in the case of PIK Interest from June 26, 2013 until maturity. The Company will pay interest, if any, semi-annually in arrears on January 15 and July 15 of each year (each, an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day; provided, that no interest shall accrue for the intervening period. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the date of original issuance; provided that, if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be January 15, 2014.

At the Company’s option, for the first two semi-annual interest payments following the Issue Date, interest will be payable by increasing the principal amount of the outstanding Global Securities or by issuing PIK Securities (“PIK Interest”). At the Company’s option, for the subsequent four semi-annual interest payments thereafter, interest will be payable in the form of 6.0% per annum in cash and 7.0% per annum in PIK Interest. Thereafter, interest can only be paid as Cash Interest.

In the absence of an interest payment election made by the Company as set forth above, interest on the Securities shall be payable as Cash Interest only. Notwithstanding anything to the contrary, the payment of accrued interest in connection with any redemption or purchase of the Securities, as described in Sections 3.05, 4.07, 4.09 and 4.18 of the Indenture shall be made solely as Cash Interest only.

At all times, PIK Interest on the Securities will be payable (x) with respect to Securities represented by one or more Global Securities registered in the name of, or held by, The Depository Trust Company (“DTC”) or its nominee on the relevant record date, by increasing the principal amount of the outstanding Global Security by an amount equal to the amount of PIK Interest payable for the applicable interest period (rounded down to the nearest whole dollar) as provided in an Authentication Order from the Company to the Trustee and (y) with respect to Securities represented by Definitive Securities, by issuing PIK Securities in certificated form in an aggregate principal amount equal to the amount of PIK Interest for the applicable interest period (rounded down to the nearest whole dollar), and the Trustee will, at the request of the Company, authenticate and deliver such PIK Securities for original issuance to the Holders on the relevant record date, as shown by the records of the register of Holders. Following an increase in the principal amount of the outstanding Global Securities as a result of a PIK Payment, the Securities will bear interest on such increased principal amount from and after the date of such PIK Payment. Any PIK Securities will be dated as of the applicable Interest Payment Date and will bear interest from and after such date. All Securities issued pursuant to a

PIK Payment will mature on July 15, 2018 and will be governed by, and subject to the terms, provisions and conditions of, the Indenture and shall have the same rights and benefits as the Securities issued on the Issue Date. Any PIK Securities will be issued with the description “PIK” on the face of such PIK Security.

Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

2.	Method of Payment

The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the January 1 or July 1 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest, including Default Interest, if any) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. The Company shall make all payments in respect of a certificated Security (including principal, premium and interest) by mailing a check to the registered address of each holder thereof; provided, however, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

The Company shall pay Default Interest on the Securities (plus Default Interest on such defaulted interest) to the Persons who are registered holders of Securities at the close of business on a special record date. The Company shall fix or cause to be fixed any such special record date and payment date; provided that no such special record date may be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) will mail or cause to be mailed to Holders a notice that states the special record date, the relevant payment date and the amount of such defaulted interest to be paid. The “Default Interest” is a rate equal to 2.0% per annum plus the amount of Cash Interest that would otherwise be payable on the Securities. For the avoidance of doubt, all Default Interest shall be payable in cash.

3.	Paying Agent and Registrar

Initially, Deutsche Bank Trust Company Americas (the “Trustee”), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice. The Company or any of its domestically incorporated Restricted Subsidiaries may act as Paying Agent or Registrar.

4.	Indenture

The Company issued the Securities under an Indenture dated as of June 26, 2013 (the “Indenture”), among the Company, the Subsidiary Guarantors from time to time party thereto and the Trustee. The terms of the Securities include those stated in the Indenture and, unless and until the Securities are registered under the Securities Act, those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) (the “Act”). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act, as applicable, for a statement of those terms.

The Securities are senior unsecured obligations of the Company. The Company shall be entitled, subject to its compliance with Section 4.05 of the Indenture, to issue Additional Securities pursuant to Section 2.13 of the Indenture. The Securities issued on the Issue Date and any Additional Securities will be treated as a single class for all purposes under the Indenture. The Indenture contains covenants that limit the ability of the Company and its subsidiaries to incur additional indebtedness; pay dividends or distributions on, or redeem or repurchase capital stock; make investments; issue or sell capital stock of subsidiaries; engage in transactions with affiliates; create liens on assets; transfer or sell assets; guarantee indebtedness; restrict dividends or other payments of subsidiaries; and consolidate, merge or transfer all or substantially all of their assets and the assets of their subsidiaries. These covenants are subject to important exceptions and qualifications.

5.	Optional Redemption

At any time prior to the end of the Non-Call Period, the Company may on any one or more occasions redeem all or a part of the Securities, upon notice as provided in the Indenture, at a redemption price equal to 100% of the principal amount of the Securities redeemed, times the Applicable Premium as of, and accrued and unpaid interest, if any, to the date of redemption, subject to the rights of holders of Securities on the relevant record date to receive interest due on the relevant interest payment date.

Except pursuant to this Section 5 or Sections 4.09(h), 4.18(h) or 4.19 of the Indenture, the Securities will not be redeemable at the Company’s option prior to the end of the Non-Call Periods.

On or after the Non-Call Period, the Company may on any one or more occasions redeem all or a part of the Securities, upon notice as provided in the Indenture, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the Securities redeemed, to the applicable date of redemption, if redeemed during any twelve-month period beginning on the date following the expiration of the Non-Call Period, subject to the rights of holders of Securities on the relevant record date to receive interest on the relevant interest payment date:

Year Following Expiration of the Non-Call Period	Redemption Price
Year 1	106.000%
Year 2	103.000%
Year 3 and thereafter	100.000%

Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Securities or portions thereof called for redemption on the applicable redemption date.

If the optional redemption date is on or after an interest record date and on or before the related interest payment date, the accrued and unpaid interest on the Securities, if any, will be paid to the Person in whose name the Security is registered at the close of business on such record date, and no additional interest will be payable to holders whose Securities will be subject to redemption by the Company.

The Company shall cause notice of such redemption to be mailed by first class mail (or, in the case of Global Securities, based on a method as DTC may require) at least 30 but not more than 60 days before the redemption date to each holder of Securities to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of this Indenture.

6.	Notice of Redemption

Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of Securities to be redeemed at his registered address. Securities in denominations larger than $2,000 principal amount may be redeemed in part but only in whole multiples of $1,000 (or if a PIK Payment has been made, in denominations of $1.00 and any integral multiple of $1.00 in excess thereof with respect to a PIK Security or the portion of a Global Security constituting PIK Interest). If money sufficient to pay the redemption price of and accrued interest, if any, on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

7.	Mandatory Redemption

The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Securities.

8.	Put Provisions

Upon a Change of Control, Majority Asset Sale or Indemnity Proceeds Offer, any holder of Securities will have the right to require the Company to repurchase all or any part of the Securities of such holder (subject to certain minimum denominations) at a repurchase price equal to the Change of Control Payment, the Majority Asset Sale Payment or the Net Indemnity Proceeds, respectively, of the principal amount of the Securities to be repurchased, plus accrued and unpaid interest on such Securities to the date of repurchase (subject to the right of holders of record on the relevant record date to receive interest due on the related interest payment date) as provided in, and subject to the terms of, the Indenture. In addition, in the event of certain Asset

Sales, the Company may be required to use the proceeds thereof to make an offer to the holders to purchase Securities at a purchase price of 100% of their principal amount, plus accrued but unpaid interest, in accordance with the procedures set forth in the Indenture.

9.	Guarantee

The payment by the Company of the principal of, and premium and interest on, the Securities and other obligations under the Indenture will be fully and unconditionally guaranteed on a joint and several senior basis by each of the Subsidiary Guarantors to the extent set forth in the Indenture.

10.	Denominations; Transfer; Exchange

The Securities are in registered form without coupons in denominations of $2,000 principal amount and integral multiples of $1,000 in excess thereof (or if a PIK Payment has been made, in denominations of $1.00 and any integral multiple of $1.00 in excess thereof with respect to a PIK Security or the portion of a Global Security constituting PIK Interest). A holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days a selection of Securities to be redeemed or between a record date and the next succeeding interest payment date.

11.	Persons Deemed Owners

The registered holder of this Security may be treated as the owner of it for all purposes.

12.	Unclaimed Money

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, holders entitled to the money must look only to the Company and not to the Trustee for payment.

13.	Discharge and Defeasance

Subject to certain conditions, the Company at any time shall be entitled to terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee sufficient money or U.S. Government Obligations (as certified by an independent firm of certified public accountants) for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

14.	Amendment; Waiver

Subject to certain exceptions set forth in the Indenture, (a) the Indenture and the Securities may be amended with the written consent of the holders of at least a majority in aggregate principal amount of the Securities then outstanding and (b) any default or noncompliance with any provision may be waived with the written consent of the holders of a majority in aggregate principal amount of the Securities then outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any holder of Securities, the Company, the Subsidiary Guarantors and the Trustee shall be entitled to amend the Indenture and the Securities to, among other things, cure any ambiguity, omission, mistake, defect or inconsistency, or to comply with Article 5 of the Indenture, or to make a change that would provide additional rights or benefits to holders or that does not adversely affect the legal rights under the Indenture of any holder in any material respect, or to provide for the issuance of additional Securities in accordance with the limitations set forth in the Indenture as of the date of the Indenture, or to secure the Securities or the Note Guarantees pursuant to Section 4.10 of the Indenture, or to add any additional Subsidiary Guarantor or to evidence the release of any Subsidiary Guarantor from its Note Guarantee, or to evidence or provide for the acceptance of appointment under the Indenture of a successor trustee.

15.	Defaults and Remedies

Under the Indenture, Events of Default include: (a) default for 5 Business Days in payment of interest on the Securities; (b) default in payment of principal on the Securities at maturity, upon redemption pursuant to paragraph 5 of the Securities, upon acceleration or otherwise, or failure by the Company to redeem or purchase Securities when required; (c) failure by the Company or any Subsidiary Guarantor to comply with other agreements in the Indenture or the Securities, in certain cases subject to notice and lapse of time; (d) failure by the Company for 30 days after receiving notice from the Trustee or holders of at least 25% in aggregate principal amount of the Securities to comply with the agreements in the Indenture; (e) certain accelerations (including failure to pay within any grace period after final maturity) of other Indebtedness of the Company, any Significant Subsidiary or any group of Restricted Subsidiaries that, taken together (as of the latest audited consolidated financial statements for the Company and its Restricted Subsidiaries), would constitute a Significant Subsidiary, if the amount accelerated (or so unpaid) exceeds $10.0 million; (f) certain judgments or decrees for the payment of money in excess of $10.0 million; (g) certain defaults with respect to the Guarantees; (h) certain events of bankruptcy or insolvency with respect to the Company, Significant Subsidiaries and any group of Restricted Subsidiaries that, taken together (as of the latest audited consolidated financial statements for the Company and its Restricted Subsidiaries), would constitute a Significant Subsidiary. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to it. Subject to certain limitations, holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in the interest of the holders.

16.	Trustee Dealings with the Company

Subject to certain limitations imposed by the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

17.	No Recourse Against Others

No director, officer, employee, member, partner, incorporator or stockholder of the General Partner, the Company or any of their respective Subsidiaries, as such, will have any liability for any obligations of the Company or the Subsidiary Guarantors under the Securities, this Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation or the transactions contemplated hereby. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issuance of the Securities.

18.	Authentication

This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

19.	Abbreviations

Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

20.	CUSIP and ISIN Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and have directed the Trustee to use CUSIP and ISIN numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

21.	Governing Law

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The Company shall furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to: 2121 Old Gatesburg Rd, Suite 110, State College, PA 16803.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                      as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Security.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of one year after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

☐	to the Company; or

	(1)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

	(2)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

	(3)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act of 1933 in compliance with Rule 904 under the Securities Act of 1933; or

(4)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933; or

(5)	☐	to an institutional “accredited investor” (as defined in Rule 501(a)(1),(2),(3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements and, if required, an Opinion of Counsel.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) of (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

	Notice:	To be executed by an executive officer

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.07, 4.09 or 4.18 of the Indenture, check the box:

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.07, 4.09 or 4.18 of the Indenture, state the amount in principal amount: $[        ]

Dated:	Your Signature:

(Sign exactly as your name appears on the other side of this Security.)

Signature Guarantee:

(Signature must be guaranteed)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

FORM OF CERTIFICATE OF TRANSFER

Eclipse Resources I, LP
2121 Old Gatesburg Rd, Suite 110
State College, PA 16803
Attn: Chief Financial Officer
Telephone: (814) 308-9754
Facsimile: (480) 393-4565

Deutsche Bank Trust Company Americas Trust & Agency Services
60 Wall Street, MS NYC60-2710
New York, New York 10005
Attention: Corporates Team Deal Manager – Eclipse Resources I L.P.
Facsimile: (732) 578-4635

Re:	12.0% Senior Unsecured PIK Notes due 2018

Reference is hereby made to the Indenture, dated as of June 26, 2013 (the “Indenture”), among Eclipse Resources I, LP, as issuer (the “Company”), the Subsidiary Guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                    , (the “Transferor”) owns and proposes to transfer the Security[s] or interest in such Security[s] specified in Annex A hereto, in the principal amount of $         in such Security[s] or interests (the “Transfer”), to                      (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. ☐ Check if Transferee will take delivery of a beneficial interest in the 144A Global Security or a Restricted Definitive Security pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Security is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest or Definitive Security for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A, and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Security and/or the Restricted Definitive Security and in the Indenture and the Securities Act.

2. ☐ Check if Transferee will take delivery of a beneficial interest in the Regulation S Temporary Global Security, the Regulation S Permanent Global Security or a Restricted Definitive Security pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Permanent Global Security, the Regulation S Temporary Global Security and/or the Restricted Definitive Security and in the Indenture and the Securities Act.

3. ☐ Check and complete if Transferee will take delivery of a beneficial interest in the IAI Global Security or a Restricted Definitive Security pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Securities and Restricted Definitive Securities and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a) ☐ such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

(b) ☐ such Transfer is being effected to the Company or a subsidiary thereof;

or

(c) ☐ such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

or

(d) ☐ such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the

Securities Act other than Rule 144A, Rule 144, Rule 903 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Security or Restricted Definitive Securities and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Security and/or the Restricted Definitive Securities and in the Indenture and the Securities Act.

4. ☐ Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Security or of an Unrestricted Definitive Security.

(a) ☐ Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Definitive Securities and in the Indenture.

(b) ☐ Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Definitive Securities and in the Indenture.

(c) ☐ Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities or Restricted Definitive Securities and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

ANNEX A TO CERTIFICATE OF TRANSFER

1.	The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

(a)	☐	a beneficial interest in the:

	(i)	☐	144A Global Security (CUSIP ), or

	(ii)	☐	Regulation S Global Security (CUSIP ), or

	(iii)	☐	IAI Global Security (CUSIP ); or

(b)	☐	a Restricted Definitive Security.

2.	After the Transfer the Transferee will hold:

[CHECK ONE]

(a)	☐	a beneficial interest in the:

	(i)	☐	144A Global Security (CUSIP ), or

	(ii)	☐	Regulation S Global Security (CUSIP ), or

	(iii)	☐	IAI Global Security (CUSIP ); or

	(iv)	☐	Unrestricted Global Security (CUSIP ); or

(c)	☐	a Restricted Definitive Security; or

(d)	☐	an Unrestricted Definitive Security,

in accordance with the terms of the Indenture.

EXHIBIT C

FORM OF CERTIFICATE OF EXCHANGE

Eclipse Resources I, LP

2121 Old Gatesburg Rd, Suite 110

State College, PA 16803

Attn: Chief Financial Officer

Telephone: (814) 308-9754

Facsimile: (480) 393-4565

Deutsche Bank Trust Company Americas

Trust & Agency Services

60 Wall Street, MS NYC60-2710

New York, New York 10005

Attention: Corporates Team Deal Manager – Eclipse Resources I L.P.

Facsimile: (732) 578-4635

Re:	12.0% Senior Unsecured PIK Notes due 2018

Reference is hereby made to the Indenture, dated as of June 26, 2013 (the “Indenture”), among Eclipse Resources I, LP, as issuer (the “Company”), the Subsidiary Guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                    , (the “Owner”) owns and proposes to exchange the Security[s] or interest in such Security[s] specified herein, in the principal amount of $        in such Security[s] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that:

1. Exchange of Restricted Definitive Securities or Beneficial Interests in a Restricted Global Security for Unrestricted Definitive Securities or Beneficial Interests in an Unrestricted Global Security

(a) ☐ Check if Exchange is from beneficial interest in a Restricted Global Security to beneficial interest in an Unrestricted Global Security. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for a beneficial interest in an Unrestricted Global Security in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(b) ☐ Check if Exchange is from beneficial interest in a Restricted Global Security to Unrestricted Definitive Security. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Definitive Security is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(c) ☐ Check if Exchange is from Restricted Definitive Security to beneficial interest in an Unrestricted Global Security. In connection with the Owner’s Exchange of a Restricted Definitive Security for a beneficial interest in an Unrestricted Global Security, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(d) ☐ Check if Exchange is from Restricted Definitive Security to Unrestricted Definitive Security. In connection with the Owner’s Exchange of a Restricted Definitive Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Unrestricted Definitive Security is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. Exchange of Restricted Definitive Securities or Beneficial Interests in Restricted Global Securities for Restricted Definitive Securities or Beneficial Interests in Restricted Global Securities

(a) ☐ Check if Exchange is from beneficial interest in a Restricted Global Security to Restricted Definitive Security. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for a Restricted Definitive Security with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Security is being acquired for the Owner’s own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Security issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Security and in the Indenture and the Securities Act.

(b) ☐ Check if Exchange is from Restricted Definitive Security to beneficial interest in a Restricted Global Security. In connection with the Exchange of the Owner’s Restricted Definitive Security for a beneficial interest in the [CHECK ONE] 144A Global Security, Regulation S Global Security, IAI Global Security with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Security and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

EXHIBIT D

FORM OF CERTIFICATE FROM

ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

Eclipse Resources I, LP

2121 Old Gatesburg Rd, Suite 110

State College, PA 16803

Attn: Chief Financial Officer

Telephone: (814) 308-9754

Facsimile: (480) 393-4565

Deutsche Bank Trust Company Americas

Trust & Agency Services

60 Wall Street, MS NYC60-2710

New York, New York 10005

Attention: Corporates Team Deal Manager – Eclipse Resources I L.P.

Facsimile: (732) 578-4635

Re:	12.0% Senior Unsecured PIK Notes due 2018

Reference is hereby made to the Indenture, dated as of June 26, 2013 (the “Indenture”), among Eclipse Resources I, LP, as issuer (the “Company”), the Subsidiary Guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

In connection with our proposed purchase of $        aggregate principal amount of:

(a) ☐ a beneficial interest in a Global Security, or

(b) ☐ a Definitive Security,

we confirm that:

1. We understand that any subsequent transfer of the Securities or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities or any interest therein except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the “Securities Act”).

2. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Securities or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a “qualified institutional buyer” (as defined therein), (C) to an institutional “accredited investor” (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and an Opinion of Counsel in

D-1

form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144 under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any Person purchasing the Definitive Security or beneficial interest in a Global Security from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

3. We understand that, on any proposed resale of the Securities or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

4. We are an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

5. We are acquiring the Securities or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional “accredited investor”) as to each of which we exercise sole investment discretion.

You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

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